As filed with the Securities and Exchange Commission on October 22, 2021
Securities Act File No. 333-259701
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2
 ☐ Registration Statement under the Securities Act of 1933
☒ Pre-Effective Amendment No.1
 ☐ Post-Effective Amendment No.
GREAT ELM CAPITAL CORP.
(Registrant’s Exact Name as Specified in Charter)
800 South Street, Suite 230
Waltham, Massachusetts 02453
(Address of Principal Executive Offices)
(617) 375-3006
(Registrant’s Telephone Number, including Area Code)
Peter A. Reed
Chief Executive Officer and President
Great Elm Capital Corp.
800 South Street, Suite 230
Waltham, Massachusetts 02453
(Name and Address of Agent for Service)
COPIES TO:
Rory T. Hood
Jones Day
250 Vesey Street
New York, New York 10281
(212) 326-3939
Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):
☐	when declared effective pursuant to Section 8(c) of the Securities Act.
If appropriate, check the following box:
☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:
☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, $0.01 par value	9,376,223	$3.39	$31,785,396.00	$3,467.79(2)
(1)	Estimated solely for calculating the amount of the registration fee pursuant to Rule 457.
(2)	Previously paid.
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
PRELIMINARY PROSPECTUS
SUBJECT TO COMPLETION, DATED OCTOBER 22, 2021
GREAT ELM CAPITAL CORP.

9,376,223 Shares of Common Stock
We are an externally managed non-diversified closed-end management investment company that elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We seek to generate current income and capital appreciation through debt and income generating equity investments, including investments in specialty finance businesses. Our external investment manager, Great Elm Capital Management, Inc. (“GECM”), provides the administrative services necessary for us to operate.
This prospectus relates to the potential sale from time to time of up to 9,376,223 shares (the “Secondary Shares”) of our common stock, par value $0.01 per share (“common stock”), by the selling stockholders identified under “Selling Stockholders” (the “selling stockholders”). We will not receive any proceeds from the sale of shares of our common stock by the selling stockholders. Sales of the Secondary Shares by the selling stockholders, which may occur at prices below the net asset value per share of our common stock, may adversely affect the market price of our common stock and may make it more difficult for us to raise capital. The prices at which the selling stockholders may sell the Secondary Shares pursuant to this prospectus will be determined by the prevailing market price for the Secondary Shares or in negotiated transactions. Each offering by the selling stockholders of their Secondary Shares through agents, underwriters or dealers, if any, will be accompanied by a prospectus supplement that will identify the selling stockholder that is participating in such offering. Our common stock is listed on the NASDAQ Global Select Market (“Nasdaq”) under the ticker symbol “GECC.” You should read this prospectus and any applicable prospectus supplement carefully before you invest in our common stock.
On October 21, 2021, the last reported sale price of our common stock on Nasdaq was $3.51. We are required to determine the net asset value per share of our common stock on a quarterly basis. On June 30, 2021, our net asset value per share was $3.90. Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV per share. If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in this offering.
We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups (JOBS) Act (the “JOBS Act”), and, as such, are subject to reduced public company reporting requirements.
Investing in our common stock involves a high degree of risk. See “Risk Factors” beginning on page 8 of this prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.
This prospectus sets forth concisely important information you should know before investing in our common stock. Please read it and the documents we refer you to carefully in their entirety before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”). We maintain a website at http://www.greatelmcc.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information, and all information incorporated by reference herein, available, free of charge, on or through such website. Information on our website is not incorporated or a part of this prospectus. You may also obtain free copies of our annual and quarterly reports and make stockholder inquiries by contacting us at Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453 or by calling us collect at (617) 375-3006. The SEC maintains a website at http://www.sec.gov where such information is available without charge. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus is dated    , 2021.

i

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we filed with the SEC. The prospectus relates to the Secondary Shares, which the selling stockholders may sell from time to time. We will not receive any of the proceeds from these sales. Expenses incurred in registering these shares, including legal and accounting fees, will be borne by the selling stockholders or reimbursed to GECC. You should read this prospectus carefully before you invest in our common stock. It is important for you to read and consider all of the information contained in this prospectus before making your investment decision. See “Where You Can Find More Information” in this prospectus.
You should rely only on the information contained in, or incorporated by reference in, this prospectus. We have not, and the selling stockholders have not, authorized any other person to provide you with additional information, or with information different from that contained in this prospectus. We take no responsibility for, and provide no assurance as to the reliability of, any other information that others may give to you. The selling stockholders are not making an offer to sell the Secondary Shares in any jurisdiction where the offer or sale is not permitted. This prospectus does not constitute an offer to sell or a solicitation of any offer to buy any security other than the securities to which it relates. You should assume that the information appearing in this prospectus is accurate only as of the date on its front cover. Our business, financial condition, results of operations and prospects may have changed since such date. To the extent required by law, we will amend or supplement the information contained in this prospectus. We encourage you to consult your own counsel, accountant and other advisors for legal, tax, business, financial and related advice regarding an investment in our securities.
The terms “we,” “us,” “our,” “the Company” and “GECC” in this prospectus refer to Great Elm Capital Corp., a Maryland corporation, and its subsidiaries for the periods after our consummation of the formation transactions and the merger of Full Circle Capital Corporation, a Maryland corporation (“Full Circle”), with and into us (the “Merger”).
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PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” in this prospectus and the other information included in this prospectus and the documents to which we have referred.
Great Elm Capital Corp.
We are a Maryland corporation that was formed in April 2016 and commenced operations on November 3, 2016 following the Merger. We operate as a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act. In addition, for tax purposes, we elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), beginning with our tax year starting October 1, 2016.
We seek to generate current income and capital appreciation through debt and income generating equity investments, including investments in specialty finance businesses.
To achieve our investment objectives, we invest in secured and senior secured debt instruments of middle market companies that we believe offer sufficient downside protection and have the potential to generate attractive returns. We generally define middle market companies as companies with enterprise values between $100.0 million and $2.0 billion.
In addition, we make debt and equity investments in companies and operating platforms that originate and/or service commercial specialty finance businesses, including factoring, equipment finance, inventory leasing, merchant cash advance and hard money real estate lending. We also invest directly (including via participation) in the investments made by such businesses. In addition, we have invested in special purpose acquisition companies (“SPACs”). We treat our investments in SPACs as non-qualifying assets under Section 55(a) of the 1940 Act.
We also make investments throughout other portions of a company’s capital structure, including subordinated debt, mezzanine debt, and equity or equity-linked securities.
We source these transactions directly with issuers and in the secondary markets through relationships with industry professionals.
We are and will remain an “emerging growth company” as defined in the JOBS Act until December 31, 2021. For so long as we remain an “emerging growth company” we may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). Additionally, as a BDC with less than $100 million in annual investment income, we are not subject to the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our securities less attractive because we will rely on some or all of these exemptions. If some investors find our securities less attractive as a result, there may be a less active and more volatile trading market for our securities.
Great Elm Capital Management, Inc.
We are managed by GECM, whose investment team has an aggregate of more than 100 years of experience in financing and investing in leveraged middle-market companies. GECM’s team is led by Peter A. Reed, GECM’s Chief Investment Officer. The GECM investment committee includes Peter A. Reed, Jason W. Reese, Adam M. Kleinman and Matt Kaplan.
GECM has entered into a shared services agreement with Imperial Capital Asset Management, LLC (“ICAM”), pursuant to which ICAM makes available to GECM certain employees of ICAM, including Matt Kaplan, to provide services to GECM in exchange for reimbursement by GECM of the allocated portion of such employees’ time.

We entered into an investment management agreement with GECM, dated as of September 27, 2016 (the “Investment Management Agreement”), pursuant to which GECM provides investment advisory services to GECC, GECM's investment advisory services are subject to the overall supervision of our board of directors (our “Board”). For providing these services, GECM receives a fee from us, consisting of two components: (1) a base management fee and (2) an incentive fee.
The base management fee is calculated at an annual rate of 1.50% based on the average value of our total assets (determined in conformity with generally accepted accounting principles in the United States (“GAAP”) (other than cash or cash equivalents but including assets purchased with borrowed funds or other forms of leverage)) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. One component of the incentive fee is based on income (the “Income Incentive Fee”) and the other component is based on capital gains (the “Capital Gains Incentive Fee”).
Pursuant to the Administration Agreement, GECM furnishes us with administrative services and we pay GECM our allocable portion of overhead and other expenses incurred by GECM in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.
Risk Factors
Investment in our securities involves a number of significant risks relating to our investments and our business and structure that you should consider before investing in our securities.
The global outbreak of the novel coronavirus (“COVID-19”) pandemic has disrupted economic markets and the economic impact, duration and spread of the COVID-19 virus is uncertain at this time. The operational and financial performance of some of the portfolio companies in which we make investments has been and may further be significantly impacted by COVID-19, which may in turn impact the valuation of our investments, results of our operations and cash flows.
Our business is subject to a number of risks and uncertainties, including the following:
•	We may lose all of our investments in Avanti Communications Group, plc (“Avanti”).
•
We face increasing competition for investment opportunities. Limited availability of attractive investment opportunities in the market could cause us to hold a larger percentage of our assets in liquid securities until market conditions improve.

•
Changes in the regulatory framework under which the wireless telecommunications industry operates and significant competition in the wireless telecommunications industry could adversely affect our business prospects or results of operations.

•
We are invested in a limited number of portfolio companies, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

•
Our portfolio is concentrated in a limited number of industries, which subjects us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

•	Defaults by our portfolio companies may harm our operating results.
•	If we invest in companies that experience significant financial or business difficulties, we may be exposed to distressed lending risks.
•
Certain of the companies in which we invest may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

•
Investing in middle market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our portfolio investments defaults on its loans or notes or fails to perform as we expect.

•
An investment strategy that includes privately held companies presents challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

•	Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.
•	Our failure to maintain our status as a BDC would reduce our operating flexibility.
•
Regulations governing our operations as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

•	We will be subject to corporate level U.S. federal income tax if we are unable to qualify as a RIC under the Code.
•	We may incur additional debt, which could increase the risk in investing in our Company.
•
The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.

•	There are significant potential conflicts of interest that could impact our investment returns.
See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities.
Conflicts of Interest
Certain of our executive officers and directors, and members of the investment committee of GECM, serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business as GECC or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Further, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with Great Elm Group, Inc. (“GEG”). GEG is the parent company of GECM, is one of the selling stockholders and currently holds approximately 22.2% of our outstanding common stock, after giving effect to the issuance of 3,397,436 shares of common stock to Lenders Funding, LLC. See “Risk Factors—There are significant potential conflicts of interest that could impact our investment returns.”
Although funds managed by GECM may have different primary investment objectives than us, they may from time to time invest in asset classes similar to those we target. GECM is not restricted from raising an investment fund with investment objectives similar to ours. Any such funds may also, from time to time, invest in asset classes similar to those we target. GECM will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any duties owed to us and such other funds. Nevertheless, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by investment managers affiliated with GECM.
We pay management and incentive fees to GECM, and reimburse GECM for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than they might achieve through direct investments. GECM’s management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds and other forms of leverage) and GECM may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness.
The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

The Investment Management Agreement renews for successive annual periods if approved by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. However, we and GECM each have the right to terminate the agreement without penalty upon 60-days’ written notice to the other party. Moreover, conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation. Except in limited circumstances, any material change to the Investment Management Agreement must be submitted to our stockholders for approval under the Investment Company Act, and we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.
As a result of the arrangements described above, there may be times when our management team has interests that differ from those of our stockholders, giving rise to a conflict.
Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions we make, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations. In selecting and structuring investments appropriate for us, GECM will consider our investment and tax objectives and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.
We may also have conflicts of interest arising out of the investment advisory activities of GECM. GECM may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by GECM or any of its affiliates for a particular investment opportunity, GECM will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal investment allocation policies, (2) the requirements of the Investment Advisers Act of 1940 as amended (the “Advisers Act”), and (3) restrictions under the Investment Company Act regarding co-investments with affiliates. We have received exemptive relief from the SEC that allows us to co-invest, together with other investment vehicles managed by GECM, in specific investment opportunities in accordance with the terms of the order granting such relief.
Our Corporate Information
Our and GECM’s offices are located at 800 South Street, Suite 230, Waltham, MA 02453 and our phone number is (617) 375-3006. We maintain a website located at http://www.greatelmcc.com. Information on our website is not incorporated into or a part of this prospectus.
We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. We maintain a website at http://www.greatelmcc.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information, and all information incorporated by reference herein, available, free of charge, on or through such website. Information on our website is not incorporated or a part of this prospectus. You may also obtain free copies of our annual and quarterly reports and make stockholder inquiries by contacting us at Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453 or by calling us collect at (617) 375-3006. The SEC maintains a website at http://www.sec.gov where such information is available without charge.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses.
Stockholder Transaction Expenses:
Sales Load (as a percentage of offering price)	—%(1)
Offering Expenses (as a percentage of offering price)	—%(2)
Dividend Reinvestment Plan Expenses	—(3)
Total Stockholder Transaction Expenses (as a percentage of offering price)	—%
Annual Expenses (as a percentage of net assets attributable to common shares):
Base Management Fee	3.45%(4)
Incentive Fee	1.59%(5)
Interest Payments on Borrowed Funds	10.08%(6)
Other Expenses	3.10%
Total Annual Expenses	18.22%
(1)	In the event that the shares included in this prospectus are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)
In the event that the shares included in this prospectus are sold to or through underwriters, a corresponding prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in “other expenses” in the table above. We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. For additional information, see “Dividend Reinvestment Plan.”

(4)
We are externally managed by GECM and our base management fee is calculated at an annual rate of 1.50% based on the average value of our total assets (other than cash or cash equivalents, but including assets purchased with borrowed funds or other forms of leverage). Consequently, if we have borrowings outstanding, the base management fee as a percentage of net assets attributable to common shares would be higher than if we did not utilize leverage.

(5)	See “The Company—Investment Management Agreement.”
(6)
Assumes borrowings representing approximately 151% of our average net assets at an average annual interest rate of 6.36%. The amount of leverage that we may employ at any particular time will depend on, among other things, our Board’s and GECM’s assessment of market and other factors at the time of any proposed borrowing.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (assumes no return from net realized capital gains) (none of which is subject to the capital gains incentive fee)	$157	$417	$621	$956
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the capital gains incentive fee)	$165	$436	$642	$969

This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. The amounts included in the table above for “Other expenses” represent our estimates for the fiscal year ending December 31, 2021.
While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. Under the Investment Management Agreement, no incentive fee would be payable if we have a 5% annual return. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. The example assumes that all dividends and other distributions are reinvested at net asset value. Under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

FINANCIAL HIGHLIGHTS
Information regarding our financial highlights is incorporated by reference herein from our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q.

RISK FACTORS
Investing in our securities involves a number of significant risks. Before you invest in the Secondary Shares, you should consider carefully the following risk factors, as well as the information under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the SEC in the future, including subsequent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and the other information in this prospectus and the documents incorporated by reference in this prospectus, each of which could materially adversely affect our operating results and financial condition. See “Where You Can Find More Information” and “Incorporation By Reference.” The risks described below, as well as additional risks and uncertainties presently unknown by us or currently not deemed significant, could negatively affect our business, financial condition and results of operations and the value of the Secondary Shares. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment. The impact of COVID-19 may also exacerbate the risks discussed below, any of which could have a material effect on us.
Risks Relating to Our Investments
We may lose all of our investment in Avanti.
We may lose all of our investment in Avanti. As of June 30, 2021, Avanti is our largest investment, representing approximately 16.7% of our investment portfolio (excluding cash and short-term investments). As of June 30, 2021, we owned approximately 8.9% of Avanti’s outstanding debt and approximately 9.1% of Avanti’s outstanding common stock.
In December 2017, following a series of liability management transactions, including a refinancing that resulted in us adding a representative to Avanti’s board of directors (currently filled by our Chief Compliance Officer), we and other holders of Avanti’s second lien senior secured notes (the “PIK Toggle Notes”) and 10% senior secured bonds due 2019 (the “2019 Notes”) entered into a restructuring agreement with Avanti. The restructuring closed on April 26, 2018 and resulted in:
•
all 2019 Notes converting into common stock of Avanti, representing approximately 92% of the pro forma common stock of Avanti, with our position representing approximately 9.1% of the pro forma common stock of Avanti; and

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the cash interest rate on the PIK Toggle Notes being reduced from 10% to 9% and the PIK interest rate being reduced from 15% to 9% on the PIK Toggle Notes, the extension of the maturity date by one year to October 1, 2022 and receiving relaxed financial covenants, including the elimination of certain financial maintenance covenants.

Avanti is highly leveraged and may incur additional leverage. In May 2019, we, along with certain other holders of the PIK Toggle Notes (the “1.5L Lenders”), participated in our pro rata share of a $60 million 1.5 lien delayed draw term loan facility to help Avanti fund certain capital expenditures related to its Hylas-4 satellite. In April 2020, we, along with the other 1.5L Lenders, participated in our pro rata share of a $8 million 1.25 lien term loan facility to provide Avanti with additional liquidity to fund its operations. In February 2021, we, along with the other 1.5L Lenders, participated in our pro rata share of a $30 million 1.125 term loan facility to provide Avanti with additional liquidity to fund operations as well as to provide credit support in connection with an amendment and extension of Avanti’s super senior credit facility with HPS Investment Partners.
If there is an event of default under the indenture governing the PIK Toggle Notes or any other indebtedness, including the 1.5 lien, 1.25 lien, 1.125 lien or super senior credit facilities, and the obligations under the PIK Toggle Notes are accelerated, Avanti likely will not have sufficient liquidity to pay the obligations under the PIK Toggle Notes. Under such circumstances, Avanti may consider other restructuring options, such as entering into an insolvency procedure under English law or by filing for Chapter 11 protection under the U.S. Bankruptcy Code, the consequences of which could include a reduction in the value of the assets available to satisfy the PIK Toggle Notes and the imposition of costs and other additional risks on holders of the PIK Toggle Notes, including a material reduction in the value of the PIK Toggle Notes. In such an event, we may lose all or part of our investment in Avanti.

In addition, as noted above, we now own approximately 9% of Avanti’s common stock. This equity investment exposes us to additional risks should Avanti default on its debt or need additional financing. Equity securities rank lower in the capital structure and would likely not pay current income or PIK income, which we had been receiving on our investment in Avanti. Please see, “—We are not in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments” and “—Certain of the companies in which we invest may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.”
The long-term impact of this refinancing transaction on Avanti’s financial condition is uncertain and cannot be predicted. The refinancing transaction did not materially change Avanti’s long-term capital structure and it is unclear whether the refinancing transaction addresses the longer term sustainability of Avanti’s business model. We may sell at a loss all or a portion of our investment in Avanti from time to time in order to meet diversification requirements under the Code or as part of our portfolio management strategy.
We are currently receiving PIK interest on our Avanti investment under the PIK Toggle Notes. As part of the restructuring, the PIK Toggle Notes became pay-if-you-can notes whereby Avanti is required to make interest payments in cash, subject to satisfying certain minimum cash thresholds. Otherwise, the interest will be paid as PIK interest. Such PIK interest exposes us to significant risks. Please see “—Risks Relating to Our Business and Structure—We may expose ourselves to risks associated with the inclusion of non-cash income prior to receipt of cash,” and “—Risks Relating to Our Business and Structure—We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.” Additionally, all accrued interest (through March 31, 2018) on the 2019 Notes has been converted into additional shares of Avanti common equity. These factors could also result in lower trading prices for our common stock and/or debt securities. There can be no certainty in this respect and a significant decrease in the market value of the Avanti common stock following the restructuring could ultimately have a material adverse effect on our net asset value and the trading prices of our securities, and increase the risks of investing in our common stock. The Avanti common stock was delisted from its primary exchange in September 2019 and no longer trades on an exchange.
We face increasing competition for investment opportunities. Limited availability of attractive investment opportunities in the market could cause us to hold a larger percentage of our assets in liquid securities until market conditions improve.
We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors have a lower cost of capital and access to funding sources that are not available to us, including from the Small Business Administration. In addition, increased competition for attractive investment opportunities allows debtors to demand more favorable terms and offer fewer contractual protections to creditors. Some of our competitors have higher risk tolerances or different risk assessments than we do. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in lower middle-market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market would force us to accept less attractive investment terms. GECM may, at its discretion, decide to pursue such opportunities if it believes that they are in our best interest; however, GECM may decline to pursue available investment opportunities that, although otherwise consistent with our investment policies and objectives, in GECM’s view present unacceptable risk/return profiles. Under such circumstances, we may hold a larger percentage of our assets in liquid securities until market conditions improve in order to avoid having assets remain uninvested. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the Investment Company Act imposes on us as a BDC. We believe that competitors will make first and second lien loans with interest rates and returns that are lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns offered to prospective portfolio companies.
Changes in the regulatory framework under which the wireless telecommunications industry operates and significant competition in the wireless telecommunications industry could adversely affect our business prospects or results of operations.
We hold a large position in Avanti. As a result of our stake in Avanti, we are exposed to risks associated with the wireless telecommunications sector.
For example, Avanti’s operations are regulated by various foreign governments and international bodies. These regulatory regimes restrict or impose conditions on Avanti’s ability to operate in designated areas and to provide specified products or services. In addition, new laws or regulations or changes to the existing regulatory framework could impose additional costs, impair revenue opportunities and potentially impede Avanti’s ability to provide services. The further regulation of Avanti’s activities could impact Avanti’s ability to compete in the marketplace and limit the return Avanti, and, as a result, we, can expect to achieve.
In addition, Avanti’s business may also be affected by the significant competition in the wireless telecommunications industry. There is rapid development of new technologies, services and products, which brings new competitors to the market. While these changes have enabled companies like Avanti to offer new types of products and services, they have also allowed other providers to broaden the scope of their own competitive offerings. Avanti’s ability to compete effectively will depend on, among other things, how successfully Avanti anticipates and responds to various factors affecting its industry, including new technologies and business models, changes in consumer preferences and demand for existing services, demographic trends and economic conditions. If Avanti is not able to respond successfully to these competitive challenges, Avanti may face challenges in meeting its required payments under its debt securities held by us, which could result in a material decrease in the fair value of such debt securities, and a corresponding material adverse change in our financial position and results of operations.
We are invested in a limited number of portfolio companies, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.
Our portfolio is likely to hold a limited number of portfolio companies. Beyond the asset diversification requirements associated with qualifying as a RIC, we do not have fixed guidelines for diversification, and our investments are likely to be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some funds, we are more susceptible to failure if a single investment fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.
Our portfolio is concentrated in a limited number of industries, which subjects us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.
Our portfolio is likely to be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact our aggregate realized returns.
In addition, we may from time to time invest a relatively significant percentage of our portfolio in industries in which GECM does not necessarily have extensive historical research coverage. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Any unrealized losses we experience in our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
As a BDC, we are required to carry our investments at fair value as determined in good faith by our Board. Decreases in the fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our returns on equity.
We are subject to the risk that investments intended to be held over long periods are, instead, repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, repay debt or repurchase our common stock, depending on expected future investment opportunities. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed by them.
We are not in a position to exercise control over certain of our portfolio companies or to prevent decisions by management of such portfolio companies that could decrease the value of our investments.
We generally do not hold controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we hold in certain of our portfolio companies, we may not be able to dispose of such investments if we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of such investments.
We have made, and in the future intend to pursue additional, investments in specialty finance businesses, which may require reliance on the management teams of such businesses.
We have made, and may make additional, investments in companies and operating platforms that originate and/or service commercial specialty finance businesses, including factoring, equipment finance, inventory leasing, merchant cash advance and hard money real estate lending and may also invest directly (including via participation) in the investments made by such businesses. The form of investment may vary and may require reliance on management teams to provide the resources necessary to originate new receivables, manage portfolios of performing receivables, and work-out portfolios of stressed or non-performing receivables.
Defaults by our portfolio companies may harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of our investments and foreclosure on our secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of financial covenants, with a defaulting portfolio company. If any of these occur, it could materially and adversely affect our operating results and cash flows.
If we invest in companies that experience significant financial or business difficulties, we may be exposed to certain distressed lending risks.
As part of our lending activities, we may purchase notes or loans from companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to us, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. We cannot assure you that we will correctly evaluate the value of the assets collateralizing our investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio company, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the investment advanced by us to the borrower.
Certain of the companies in which we invest may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
Senior Secured Loans and Notes. There is a risk that the collateral securing our loans and notes may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan or note. Consequently, the fact that a loan or note is secured does not guarantee that we will receive principal and interest payments according to the loan’s or note’s terms, or at all, or that we will be able to collect on the loan or note should we be forced to enforce our remedies.
Mezzanine Loans. Our mezzanine debt investments will be generally subordinated to senior loans and will be generally unsecured. As such, other creditors may rank senior to us in the event of an insolvency, which could likely result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.
Unsecured Loans and Notes. We may invest in unsecured loans and notes. If the issuer defaults or has an event of insolvency, other creditors may rank senior, be structurally senior or have lien protection that effectively renders their claim superior to our rights under our unsecured notes or loans, which could likely result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.
Unfunded Commitments. From time to time we purchase revolving credit loans with unfunded commitments in the ordinary course of business. In the event multiple borrowers of such revolving credit loans were to draw these commitments at the same time, including during a market downturn, it could have an adverse impact on our liquidity at a time when it may be more difficult for us to sell other assets.
Equity Investments. When we invest in senior secured loans or mezzanine loans, we may acquire equity securities, including warrants, as well. In addition, we may invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
In addition, investing in middle-market companies involves a number of significant risks, including:
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these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

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they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on you;

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and GECM may be named as defendants in litigation arising from our investments in the portfolio companies;
•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and
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a portion of our income may be non-cash income, such as contractual PIK interest, which represents interest added to the debt balance and due at the end of the instrument’s term, in the case of loans, or issued as additional notes in the case of bonds. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. When we recognize income in connection with PIK interest, there is a risk that such income may become uncollectable if the borrower defaults.

Investing in middle-market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our portfolio investments defaults on its loans or notes or fails to perform as we expect.
A portion of our portfolio consists of debt and equity investments in privately owned middle-market companies. Investing in middle-market companies involves a number of significant risks. Compared to larger publicly owned companies, these middle-market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns and other business disruptions. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons.
Therefore, the loss of any of their key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral and the fair market value of the loan. Most of the loans in which we invest are not structured to fully amortize during their lifetime. In order to create liquidity to pay the final principal payment, borrowers typically must raise additional capital or sell their assets, which could potentially result in the collateral being sold for less than its fair market value. If they are unable to raise sufficient funds to repay us, the loan will go into default, which will require us to foreclose on the borrower’s assets, even if the loan was otherwise performing prior to maturity. This will deprive us from immediately obtaining full recovery on the loan and prevent or delay the reinvestment of the loan proceeds in other, more profitable investments. Moreover, there are no assurances that any recovery on such loan will be obtained. Most of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.
An investment strategy that includes privately held companies presents challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.
We invest in privately held companies. Generally, little public information exists about these companies, and we are required to rely on GECM’s ability to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invested. Also, in insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
Even though we may have structured investments as secured investments, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior investment is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.
Second priority liens on collateral securing loans and notes that we invest in may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
We may purchase loans or notes that are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us or the indenture trustee to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow. Typically the intercreditor agreements expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans and notes.
The reference rates for our loans may be manipulated or changed.
Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (the “BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been underreporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.
In addition, central banks have engaged in quantitative easing, currency purchase programs and other activities that caused government borrowing rates and currencies to trade at prices different than those that would prevail in an unaffected market.
Actions by market participants, like the BBA, or by government agencies, like the Federal Reserve Board, may affect prevailing interest rates and the reference rates for loans to our portfolio companies. Actions by governments may create inflation in asset prices that over-state the value of our portfolio companies and their assets and drive cycles of capital market activities (like mergers and acquisitions) at a rate and at prices in excess of those that would prevail in an unaffected market.
We cannot assure you that actions by market participants, like the BBA, or by government agencies, like the Federal Reserve Board, will not materially adversely affect trading markets or our portfolio companies or us or our and our portfolio companies’ respective business, prospects, financial condition or results of operations.
The expected phase-out of LIBOR could have a material impact on our business.
In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. The ICE Benchmark Administration Limited (“ICE”) subsequently announced that it will cease calculating and publishing all LIBOR tenors on June 30, 2023 and cease calculating and publishing certain LIBOR tenors on December 31, 2021. Further, U.K. and U.S. regulatory authorities have recently issued statements encouraging banks to cease entering into new LIBOR based loans as soon as possible and by no later than December 31, 2021 and to continue to transition away from LIBOR based loans in preparation of ICE ceasing to calculate and publish LIBOR based rates on June 30, 2023. The Alternative Reference Rates Committee (the “ARRC”) convened by the Federal Reserve Board and Federal Reserve Bank of New York has announced the Secured Overnight Financing Rate (“SOFR”) as its recommended alternative to LIBOR for USD obligations. However, because the SOFR is a broad U.S. Treasury repo financing rate that represents overnight secured funding transactions, it differs fundamentally from LIBOR.
Regulators, industry groups and certain committees (e.g., the ARRC) have published recommended fallback language for LIBOR-linked financial instruments, identified recommended alternatives for certain LIBOR rates (e.g., the SOFR as the recommended alternative to USD LIBOR), and proposed implementations of the recommended alternatives in floating rate instruments. However, at this time, it is not possible to predict whether these recommendations and proposals will be broadly accepted, whether they will continue to evolve and what the effect of their implementation may be on the markets for floating-rate financial instruments.
As a result of the foregoing, we may need to renegotiate outstanding loans to our portfolio companies which extend beyond 2023, and that utilize LIBOR as a factor in determining the interest rate, to replace LIBOR with the new standard that is established, whether the SOFR or an alternative. The situation continues to evolve and currently there is no definitive information regarding the definitive successor replacement rate. As such, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. The effect on our investments will vary depending, among other things, on (1) whether fallback or termination provisions in individual contracts currently exist, and if so, the terms of such provisions and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new investments. We may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact our investments and may expose such investments to additional tax, accounting and regulatory risks. The elimination of LIBOR may affect the value, liquidity or return on our investments and may result in costs incurred in connection with closing out positions and entering into new investments, adversely impacting our overall financial condition or results of operations. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on our investments until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

We may mismatch the interest rate and maturity exposure of our assets and liabilities.
Our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. We cannot assure you that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which could reduce our net investment income. Typically, our fixed-rate investments are financed primarily with equity and/or long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the Investment Company Act. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material.
If interest rates fall, our portfolio companies are likely to refinance their obligations to us at lower interest rates. Our proceeds from these refinancings are likely to be reinvested at lower interest rates than our refinanced loans resulting in a material decrease in our net investment income.
We may not realize gains from our equity investments.
Our portfolio may include common stock, warrants or other equity securities. We may also take back equity securities in exchange for our debt investments in workouts of troubled investments. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. The equity interests we invest in may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may seek puts or similar rights to give it the right to sell our equity securities back to the portfolio company. We may be unable to exercise these put rights if the issuer is in financial distress or otherwise lacks sufficient liquidity to purchase the underlying equity investment.
Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
Our investment strategy contemplates investments in debt securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Such investments will generally not represent “qualifying assets” under Section 55(a) of the Investment Company Act. Pursuant to the Investment Company Act, qualifying assets must represent at least 70% of our total assets at the time of acquisition of any additional non-qualifying assets. If we do not meet the 70% threshold, we will be limited to purchasing qualifying assets until such threshold is met.
Any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we offer no assurance that we will, in fact, hedge currency risk, or that if it does, such strategies will be effective.

We may hold a significant portion of our portfolio assets in cash, cash equivalents, money market mutual funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less, which may have a negative impact on our business and operations.
We may hold a significant portion of our portfolio assets in cash, cash equivalents, money market mutual funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less for many reasons, including, among others:
•	as part of GECM’s strategy in order to take advantage of investment opportunities as they arise;
•	when GECM believes that market conditions are unfavorable for profitable investing;
•	when GECM is otherwise unable to locate attractive investment opportunities;
•	as a defensive measure in response to adverse market or economic conditions; or
•	to meet RIC qualification requirements.
We may also be required to hold higher levels of cash, money market mutual funds or other short-term securities in order to pay our expenses or make distributions to stockholders in the ordinary course of business given the relatively high percentage of our total investment income represented by non-cash income, including PIK income and accretion of original issue discount (“OID”). During periods when we maintain exposure to cash, money market mutual funds, or other short-term securities, we may not participate in market movements to the same extent that it would if we were fully invested, which may have a negative impact on our business and operations and, accordingly, our returns may be reduced.
Risks Relating to Our Business and Structure
Capital markets experience periods of disruption and instability. These market conditions have historically materially and adversely affected debt and equity capital markets in the United States and abroad, which had, and may in the future have, a negative impact on our business and operations.
The global capital markets are subject to disruption as evidenced by, among other things, a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events have contributed to worsening general economic conditions that have historically materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. We cannot provide any assurance that these conditions will not significantly worsen. Equity capital may be difficult to raise because, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value. In addition, our ability to incur indebtedness or issue preferred stock is limited by applicable regulations such that our asset coverage, as defined in the Investment Company Act, must equal at least 150% immediately after each time we incur indebtedness or issue preferred stock. The debt capital that may be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.
Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness, and any failure to do so could have a material adverse effect on our business. The expected illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.
In addition, significant changes in the capital markets, including recent volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.
We may experience fluctuations in our quarterly results.
Our quarterly operating results will fluctuate due to a number of factors, including the level of expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. Our quarterly operating results will also fluctuate due to a number of other factors, including the interest rates payable on the debt investments we make and the default rates on such investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our success depends on the ability of our investment adviser to attract and retain qualified personnel in a competitive environment.
Our growth requires that GECM retain and attract new investment and administrative personnel in a competitive market. GECM’s ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors, including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, which compete for experienced personnel with GECM, have greater resources than GECM.
Our ability to grow depends on our ability to raise equity capital and/or access debt financing.
We intend to periodically access the capital markets to raise cash to fund new investments. We expect to continue to elect to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income (as defined by the Code), and, as a result, such distributions will not be available to fund new investments. As a result, we must borrow from financial institutions or issue additional securities to fund our growth. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. There has been and will continue to be uncertainty in the financial markets in general. An inability to successfully access the capital or credit markets for either equity or debt could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.
If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the Investment Company Act or our lenders. Any such failure, or a tightening or general disruption of the credit markets, would affect our ability to issue senior securities, including borrowings, and pay dividends or other distributions, which could materially impair our business.
In addition, with certain limited exceptions, we are only allowed to borrow or issue debt securities or preferred stock such that our asset coverage, as defined in the Investment Company Act, equals at least 150% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we may employ will depend on GECM’s and our Board’s assessments of market and other factors at the time of any proposed borrowing or issuance of debt securities or preferred stock. We cannot assure you that we will be able to obtain lines of credit at all or on terms acceptable to us.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
The economy is subject to periodic downturns that, from time to time, result in recessions or more serious adverse macroeconomic events. Our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay loans or notes during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we are required to record the market value of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants in its agreements with us or other lenders could lead to defaults and, potentially, acceleration of the time when the debt obligations are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors.
Uncertainty regarding the impact of the United Kingdom’s departure from the European Union could negatively impact our business, financial condition and earnings.
On January 31, 2020, the United Kingdom withdrew from the European Union (“Brexit”), with a transition period that expired on December 31, 2020. The United Kingdom and European Union have entered into a post-Brexit trade and cooperation agreement that took effect on January 1, 2021. While the United Kingdom and European Union can generally continue to trade with each other without the imposition of tariffs for imports and exports, there are new customs requirements that require additional documentation and data, and there are also new controls on the movement and reporting of goods. However, at this time, it is not possible to predict the extent to which Brexit and the trade and cooperation agreement will ultimately impact the business and regulatory environment in the United Kingdom, the rest of the European Union or other countries, although it is possible there will be tighter controls and administrative requirements for imports and exports between the United Kingdom and the European Union or other countries, as well as increased regulatory complexities.
The longer term economic, legal, political and social framework to be put in place between the United Kingdom and the European Union remains unclear and may to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. The United Kingdom and Europe may also experience weakening in consumer, corporate and financial confidence. In particular, the decision made in the United Kingdom referendum may lead to a call for similar referenda in other European jurisdictions which may cause increased economic volatility and uncertainty in the European and global markets. This volatility and uncertainty may have an adverse effect on the economy generally and on the ability of us and our portfolio companies to execute our respective strategies and to receive attractive returns. Our largest investment, Avanti, is headquartered in London, United Kingdom.
We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.
Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by legislators, the Internal Revenue Service (the “IRS”) and the U.S. Treasury Department. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Stockholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.
We may acquire other funds, portfolios of assets or pools of debt and those acquisitions may not be successful.
We may acquire other funds, portfolios of assets or pools of debt investments. Any such acquisition program has a number of risks, including among others:
•	management’s attention will be diverted from running our existing business by efforts to source, negotiate, close and integrate acquisitions;
•	our due diligence investigation of potential acquisitions may not reveal risks inherent in the acquired business or assets;
•	we may over-value potential acquisitions resulting in dilution to stockholders, incurrence of excessive indebtedness, asset write downs and negative perception of our common stock;
•	stockholder’s interest in GECC may be diluted by the issuance of additional common stock or preferred stock;

•	we may borrow to finance acquisitions, and there are risks associated with borrowing as described in this prospectus;
•	GECM has an incentive to increase our assets under management in order to increase its fee stream, which may not be aligned with your interests;
•	we and GECM may not successfully integrate any acquired business or assets; and
•	GECM may compensate the existing managers of any acquired business or assets in a manner that results in the combined company taking on excessive risk.
Our failure to maintain our status as a BDC would reduce our operating flexibility.
We elected to be regulated as a BDC under the Investment Company Act. The Investment Company Act imposes numerous constraints on the operations of BDCs and their external advisers. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or illiquid U.S. public companies below a certain market capitalization, cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the Investment Company Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our voting securities (as defined under the Investment Company Act), we may elect to withdraw our status as a BDC. If we decide to withdraw our BDC election, or if we otherwise fail to qualify, or to maintain our qualification, as a BDC, we may be subject to substantially greater regulation under the Investment Company Act as a closed-end management investment company. Compliance with such regulations would significantly decrease our operating flexibility and would significantly increase our costs of doing business.
Regulations governing our operations as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, referred to collectively as “senior securities,” up to the maximum amount permitted under the Investment Company Act. Under the provisions of the Investment Company Act applicable to BDCs, we are permitted to issue senior securities (e.g., notes and preferred stock) in amounts such that our asset coverage ratio, as defined in the Investment Company Act, equals at least 150% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.
Our Board may change our investment objectives, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
Our Board has the authority to modify or waive our investment objectives, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value and operating results.
We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we may be required to include in income certain amounts before our receipt of the cash attributable to such amounts, such as OID, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. For example, such OID or increases in loan balances as a result of PIK interest will be included in income before we receive any corresponding cash payments. Also, we may be required to include in income other amounts that we will not receive in cash, including, for example, non-cash income from PIK securities, deferred payment securities and hedging and foreign currency transactions. In addition, we intend to seek debt investments in the secondary market that represent attractive risk-adjusted returns, taking into account both stated interest rates and current market discounts to par value. Such market discount may be included in income before we receive any corresponding cash payments. Our debt investments in Avanti currently only earn PIK interest and, if converted to common stock, our investment in Avanti equity is not expected to earn cash dividends.
Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of our investment company taxable income to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to additional corporate-level taxes. However, in order to satisfy the Annual Distribution Requirement for a RIC, we may, but have no current intention to, declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion may be as low as 20% of such dividend) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes.
We may expose ourselves to risks associated with the inclusion of non-cash income prior to receipt of cash.
To the extent we invest in OID instruments, including PIK loans, zero coupon bonds, and debt securities with attached warrants, investors will be exposed to the risks associated with the inclusion of such non-cash income in taxable and accounting income prior to receipt of cash.
The deferred nature of payments on PIK loans creates specific risks. Interest payments deferred on a PIK loan are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan. Since the payment of PIK income does not result in cash payments to us, we may also have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations (and thus hold higher cash or cash equivalent balances, which could reduce returns) to pay our expenses or make distributions to stockholders in the ordinary course of business, even if such loans do not default. An election to defer PIK interest payments by adding them to principal increases our gross assets and, thus, increases future base management fees to GECM and, because interest payments will then be payable on a larger principal amount, the PIK election also increases GECM’s future Income Incentive Fees at a compounding rate. The deferral of interest on a PIK loan increases its loan-to-value ratio, which is a measure of the riskiness of a loan.
More generally, market prices of OID instruments are more volatile because they are impacted to a greater extent by interest rate changes than instruments that pay interest periodically in cash. Ordinarily, OID would also create the risk of non-refundable cash payments to GECM, based on non-cash accruals that may never be realized; however, this risk is mitigated since the Investment Management Agreement requires GECM to defer any incentive fees on accrued but unpaid income, the effect of which is that Income Incentive Fees otherwise payable with respect to Accrued Unpaid Income become payable only if, as, when and to the extent cash is received by us or our consolidated subsidiaries in respect thereof.
Additionally, we will be required under the tax laws to make distributions of non-cash income to stockholders without receiving any cash. Such required cash distributions may have to be paid from the sale of our assets without investors being given any notice of this fact. The required recognition of non-cash income, including PIK and OID interest, for U.S. federal income tax purposes may have a negative impact on liquidity because it represents a non-cash component of our taxable income that must, nevertheless, be distributed to investors to avoid us being subject to corporate level taxation.
Further, our investment in Avanti, which represented approximately 16.7% of our investment portfolio (excluding cash and short-term investments) as of June 30, 2021 and 29.6% of our total investment income for the three months ended June 30, 2021, has resulted in significant PIK interest, which significantly increases our exposure to the aforementioned risks. Conversion of Avanti’s 2019 Notes to equity has resulted in us owning more Avanti common shares, which are not expected to generate cash dividends. Please see “—Risks Relating to Our Investments—We may lose all of our investment in Avanti.”

We may choose to pay distributions in our own stock, in which case stockholders may be required to pay tax in excess of the cash they receive.
We may distribute a portion of our taxable distributions in the form of shares of our stock. Under applicable provisions of the Code, distributions payable in cash or in shares of stock at the election of stockholders may be treated as a taxable distribution. The IRS has issued private rulings indicating that this rule will apply even if the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, stock or a combination thereof) as ordinary income (or as a long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distribution in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distribution, including in respect to all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock, in order to pay taxes owed on distribution, such sales may put downward pressure on the trading price of our common stock.
We may be exposed to risks if we engage in hedging transactions.
If we engage in hedging transactions, we may be exposed to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is generally anticipated because we may not be able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged.
Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.
We will be subject to corporate-level U.S. federal income tax if we are unable to qualify as a RIC under the Code.
No assurance can be given that we will be able to qualify for and maintain RIC status. To maintain RIC tax treatment under the Code, we must meet certain annual distribution, source of income and asset diversification requirements.
The Annual Distribution Requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we may be subject to asset coverage ratio requirements under the Investment Company Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to make the required distributions, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.
The source of income requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet asset diversification requirements at the end of each quarter of our taxable year. We expect to satisfy the asset diversification requirements, but our business model calls for concentration in a relatively small number of portfolio companies. Failure to meet the asset diversification requirements could result in us having to dispose of investments quickly in order to prevent the loss of RIC status. Because most of our investments will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Further, the illiquidity of our investments may make them difficult or impossible to dispose of in a timely manner.
If we fail to qualify for RIC tax treatment for any reason and become subject to corporate U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions and the value of our shares of common stock.
The incentive fee structure and the formula for calculating the management fee may incentivize GECM to pursue speculative investments, advise us to use leverage when it may be unwise to do so, or advise us to refrain from reducing debt levels when it would otherwise be appropriate to do so.
The incentive fee payable by us to GECM creates an incentive for GECM to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such a compensation arrangement. The incentive fee payable to GECM is calculated based on a percentage of our return on invested capital. In addition, GECM’s base management fee is calculated on the basis of our gross assets, including assets acquired through the use of leverage. This may encourage GECM to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from reducing debt levels when it would otherwise be appropriate to do so. The use of leverage increases our likelihood of default, which would impair the value of our securities. In addition, GECM will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there will be no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, GECM may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in us investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.
We may invest in the securities and instruments of other investment companies, including private funds, and we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to GECM with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear its share of the management and incentive fee payable to GECM, as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.
In addition, if we purchase our debt instruments and such purchase results in our recording a net gain on the extinguishment of debt for financial reporting and tax purposes, such net gain will be included in our pre-incentive fee net investment income for purposes of determining the Income Incentive Fee payable to GECM under the Investment Management Agreement.
Finally, the incentive fee payable by us to GECM also may create an incentive for GECM to invest on our behalf in instruments that have a deferred interest feature, such as investments with PIK provisions. Under these investments, we would accrue the interest over the life of the investment but would typically not receive the cash income from the investment until the end of the term or upon the investment being called by the issuer. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. The portion of the incentive fee that is attributable to deferred interest, such as PIK, will not be paid to GECM until we receive such interest in cash. Even though such portion of the incentive fee will be paid only when the accrued income is collected, the accrued income is capitalized and included in the calculation of the base management fee. In other words, when deferred interest income (such as PIK) is accrued, a corresponding Income Incentive Fee (if any) is also accrued (but not paid) based on that income. After the accrual of such income, it is capitalized and added to the debt balance, which increases our total assets and thus the base management fee paid following such capitalization. If any such interest is reversed in connection with any write-off or similar treatment of the investment, we will reverse the Income Incentive Fee accrual and an Income Incentive Fee will not be payable with respect to such uncollected interest. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of whether GECM met the hurdle rate to earn the incentive fee will become uncollectible.
A general increase in interest rates will likely have the effect of making it easier for GECM to receive incentive fees, without necessarily resulting in an increase in our net earnings.
Given the structure of the Investment Management Agreement, any general increase in interest rates will likely have the effect of making it easier for GECM to meet the quarterly hurdle rate for payment of Income Incentive Fees under the Investment Management Agreement without any additional increase in relative performance on the part of GECM. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Management Agreement, GECM could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in GECM’s Income Incentive Fee resulting from such a general increase in interest rates.
GECM has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
GECM has the right, under the Investment Management Agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a replacement or not. If GECM resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption; our financial condition, business and results of operations, as well as our ability to pay distributions, are likely to be adversely affected; and the market price of our common stock may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective and current investment portfolio may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations and cause you to lose your investment.
We incur significant costs as a result of being a publicly traded company.
As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, the Dodd-Frank Act and other rules implemented by our government.
Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We and our portfolio companies are subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and you, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourself of new or different opportunities. Such changes could result in material differences to the strategies and plans and may result in our investment focus shifting from the areas of expertise of GECM to other types of investments in which the investment committee may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment in us.
In October 2020, the SEC adopted a revised version of Rule 18f-4, which is designed to modernize the regulation of the use of derivatives by registered investment companies and BDCs. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program, subject to certain exceptions. Additionally, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will be required in August 2022. Rule 18f-4 could limit our ability to engage in certain derivatives and other transactions and/or increase the costs of such transactions, which could adversely affect our value or performance.
There is, and will be, uncertainty as to the value of our portfolio investments.
Under the Investment Company Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Often, there will not be a public market for the securities of the privately held companies in which we invest. As a result, we will value these securities on a quarterly basis at fair value based on input from management, third-party independent valuation firms and our Audit Committee, with the oversight, review and approval of our Board. We consult with an independent valuation firm in valuing all securities in which we invest classified as “Level 3,” other than investments which are less than 1% of our net asset value as of the applicable quarter end.
The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are subjective and dependent on a valuation process approved and overseen by our Board. Factors that may be considered in determining the fair value of our investments include, among others, estimates of the collectability of the principal and interest on our debt investments and expected realization on our equity investments, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies and small cap public companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially misstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our securities based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling securities during a period in which the net asset value understates the value of our investments will receive a lower price for their securities than the value of our investments might otherwise warrant.
Our financial condition and results of operations depend on our ability to effectively manage and deploy capital.
Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depends, in turn, on GECM’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.
Accomplishing our investment objective on a cost-effective basis is largely a function of GECM’s handling of the investment process, its ability to provide competent, attentive and efficient services and its access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, GECM may also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.
Even if we are able to grow and build out our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. Our results of operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions.
We may hold assets in cash or short-term treasury securities in situations where we or GECM expects downward pricing in the high yield market. Our strategic decision not to be fully invested may, from time to time, reduce funds available for distribution and cause downward pressure on the price of our common stock.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.
The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an epidemic or pandemic, an industrial accident, a terrorist attack or war, events anticipated or unanticipated in our disaster recovery systems, or a failure in externally provided data systems, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. Our ability to effectively conduct our business could be severely compromised. The financial markets we operate in are dependent upon third-party data systems to link buyers and sellers and provide pricing information.
We depend heavily upon computer systems to perform necessary business functions. Our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we expect to experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. These failures and disruptions may be more likely to occur as a result of our employees working remotely during the COVID-19 pandemic. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss, respectively.
Terrorist attacks, acts of war, natural disasters or an epidemic or pandemic may affect the market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist acts, acts of war, natural disasters or an epidemic or pandemic may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable. For example, the outbreak of the COVID-19 which was declared by the World Health Organization to be a “public health emergency of international concern,” has spread across the globe and impacted worldwide economic activity. A public health epidemic or pandemic, including COVID-19, poses the risk that we, GECM, our portfolio companies or other business partners may be prevented from conducting business activities for an indefinite period of time, including due to shutdowns that may be requested or mandated by governmental authorities. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or market may adversely impact issuers in a different country, region or market. These risks may be magnified if certain events or developments adversely disrupt the global supply chain and the manufacture or shipment of products. An outbreak of an infectious disease or serious environmental or public health concern could have a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may adversely impact our business, financial condition or results of operations.
We cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors.
We are and will remain an “emerging growth company,” as defined in the JOBS Act, until December 31, 2021. For so long as we remain an “emerging growth company” we may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. Additionally, as a BDC with less than $100 million in annual investment income, we are not subject to the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our securities less attractive because we will rely on some or all of these exemptions. If some investors find our securities less attractive as a result, there may be a less active and more volatile trading market for our securities. In addition, Section 107 of the JOBS Act also provides that an

“emerging growth company” may take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”), for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. To the extent we take advantage of the extended transition period for complying with new or revised accounting standards, it will be more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.
There are significant potential conflicts of interest that could impact our investment returns.
Certain of our executive officers and directors, and members of the investment committee of GECM, serve or may serve as officers, directors or principals of other entities and affiliates of GECM and investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders’ best interests or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, Peter A. Reed, our President, Chief Executive Officer and chairman of our Board, is GECM’s Chief Investment Officer and Chief Executive Officer of the largest beneficial owner of our stock, GEG.
Although funds managed by GECM may have different primary investment objectives than we do, they may from time to time invest in asset classes similar to those targeted by us. GECM is not restricted from raising an investment fund with investment objectives similar to ours. Any such funds may also, from time to time, invest in asset classes similar to those targeted by us. It is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with GECM.
We will pay management and incentive fees to GECM and will reimburse GECM for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.
GECM’s management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and GECM may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness.
The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan or note that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.
The Investment Management Agreement renews for successive annual periods if approved by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons” (as defined in the 1940 Act) of the Company. However, both we and GECM have the right to terminate the agreement without penalty upon 60 days’ written notice to the other party. Moreover, conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation.
Pursuant to the Administration Agreement, we pay GECM our allocable portion of overhead and other expenses incurred by GECM in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.
As a result of the arrangements described above, there may be times when our management team has interests that differ from those of our stockholders, giving rise to a conflict.
Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by GECM, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations. In selecting and structuring investments appropriate for us, GECM will consider the investment and tax objectives of us and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.
Events outside of our control, including public health crises such as the ongoing COVID-19 pandemic, may negatively affect our results of operations and financial performance.
As COVID-19 continues to spread in the United States, we expect to continue to experience disruptions that could adversely impact our business. It is unknown how long these disruptions may continue. The outbreak of COVID-19 may also have a material adverse impact on the ability of our portfolio companies to fulfill their end customers’ orders due to supply chain delays, limited access to key commodities or technologies or other events that impact their manufacturers or their suppliers. Such events have affected, and may in the future affect, our business, financial condition or results of operations. As the global outbreak of COVID-19 continues to rapidly evolve, the extent to which COVID-19 will continue to impact our business will depend on future developments, which are highly uncertain and cannot be predicted. The continuing spread of an infectious respiratory illness caused by COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including investments the Company holds, and may adversely affect the Company’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. On March 11, 2020, the World Health Organization declared COVID-19 as a pandemic, and on March 13, 2020, the United States declared a national emergency with respect to COVID-19. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the marketplace, including stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors, and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Company’s investments, the Company and your investment in the Company. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Company being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.
The Company and the investment manager have taken steps reasonably designed to ensure that they maintain normal business operations, and that the Company, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Company, the Investment Advisor and service providers, or the Company’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the investment manager relies and could otherwise disrupt the ability of the Company’s service providers to perform essential tasks.
Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes, such as the passage of the Coronavirus Aid, Relief, and Economic Security (CARES) Act on March 27, 2020, are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.
We are currently operating in a period of capital markets disruption and economic uncertainty.
The U.S. capital markets have experienced extreme volatility and disruption following the global outbreak of COVID-19 that began in December 2019. Some economists and major investment banks have expressed concern that the continued spread of the virus globally could lead to a world-wide economic downturn. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on our business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events have limited and could continue to limit our investment originations, limit our ability to grow and have a material negative impact on our operating results and the fair values of our debt and equity investments.
Risks Relating to Our Common Stock
A significant portion of our total outstanding shares may be sold into the public market in the near future, which could cause the market price of our common stock to drop significantly, even if our business is doing well.
Sales of a substantial number of shares of our common stock in the public market could occur at any time, including by the selling stockholders named herein. These sales, or the market perception that the holders of a large number of shares intend to sell shares, could reduce the market price of our common stock.
Our common stock price may be volatile and may decrease substantially, and an investor may lose money in connection with an investment in our shares.
The trading price of our common stock will likely fluctuate substantially. The price of our common stock may increase or decrease, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:
•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•
exclusion of our common stock from certain indices, such as the Russell 2000 Financial Services Index, which could reduce the ability of certain investment funds to own our common stock and put short-term selling pressure on our common stock;

•	changes in regulatory policies or tax guidelines with respect to RICs or BDCs;
•	failure to qualify as a RIC, or the loss of RIC status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of GECM’s key personnel;
•	operating performance of companies comparable to GECC; or
•	general economic conditions and trends and other external factors.
If the price of shares of our common stock decreases, an investor may lose money if he were to sell his shares of our common stock.

In addition, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of the price of our securities, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.
Provisions of the Maryland General Corporation Law and our organizational documents could deter takeover attempts and have an adverse impact on the prices of our common stock.
The Maryland General Corporation Law and our organizational documents contain provisions that may discourage, delay or make more difficult a change in control of GECC or the removal of our directors. We are subject to the Maryland Business Combination Act and the Investment Company Act. If our Board, including a majority of the directors who are not interested persons as defined in the Investment Company Act, does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our Board could amend our bylaws to repeal our current exemption from the Maryland Control Share Acquisition Act. The Maryland Control Share Acquisition Act also may make it more difficult for a third party to obtain control of GECC and increase the difficulty of consummating such a transaction.
Our Board is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.
Under the Maryland General Corporation Law and our organizational documents, our Board is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, our Board is required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve premium prices for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote as a separate class from the holders of common stock on a proposal to cease operations as a BDC. In addition, the Investment Company Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. The issuance of preferred stock convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on an investment in our common stock.
Shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value.
Shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline.
We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board determines that such sale is in the best interests of GECC and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, equals the fair value of such securities (less any distributing commission or discount calculated). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage of our existing stockholders’ ownership at that time will decrease, and they may experience dilution.

Our stockholders may not receive distributions or our distributions may not grow over time and a portion of our distributions may be a return of capital.
We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution (i.e., not subject to any legal restrictions under Maryland law on the distribution thereof). We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this document. Due to the asset coverage test applicable to us under the Investment Company Act as a BDC, we may be limited in our ability to make distributions.
When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Stockholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Stockholders should not assume that the source of a distribution from us is net profit.
We currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to our stockholders. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in GECC. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you.
Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefor, unless you elect to receive your distributions and/or long-term capital gains distributions in cash. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.
We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of our borrowings.
Stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.
All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.
Existing stockholders may incur dilution if, in the future, we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.
The Investment Company Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. Our shares might trade at premiums that are unsustainable or at discounts from net asset value.
Shares of BDCs like us may, during some periods, trade at prices higher than their net asset value per share and, during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value per share. The perceived value of our investment portfolio may be affected by a number of factors including perceived prospects for individual companies we invest in, market conditions for common stock generally, for initial public offerings and other exit events for venture capital backed companies, and the mix of companies in our investment portfolio over time. Negative or unforeseen developments affecting the perceived value of companies in our investment portfolio could result in a decline in the trading price of our common stock relative to our net asset value per share.
The possibility that our shares will trade at a discount from net asset value or at premiums that are unsustainable are risks separate and distinct from the risk that our net asset value per share will decrease. The risk of purchasing shares of a BDC that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share.
Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.
In the future, we may attempt to increase our capital resources by making offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock, subject to the restrictions of the Investment Company Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us. In addition, proceeds from a sale of common stock will likely be used to increase our total assets or to pay down our borrowings, among other uses. This would increase our asset coverage ratio and permit us to incur additional leverage under rules pertaining to BDCs by increasing our borrowings or issuing senior securities such as preferred stock or additional debt securities.
Risks Relating to Indebtedness
We may borrow additional money, which would magnify the potential for loss on amounts invested and may increase the risk of investing with us.
We have existing indebtedness and may in the future borrow additional money, including borrowings under the a Loan, Guarantee and Security Agreement (the “Loan Agreement”), dated as of May 5, 2021, with City National Bank (“CNB”), each of which magnifies the potential for loss on amounts invested and may increase the risk of investing with us. Our ability to service our existing and potential future debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we could employ at any particular time will depend on GECM’s and our Board’s assessment of market and other factors at the time of any proposed borrowing.
Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Holders of such debt securities would have fixed dollar claims on our consolidated assets that would be superior to the claims of our common stockholders or any preferred stockholders.
If the value of our consolidated assets decreases while we have debt outstanding, leveraging would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our consolidated income while we have debt outstanding would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distributions. We cannot assure you that our leveraging strategy will be successful.
Illustration. The following tables illustrate the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The first table assumes the amount of senior securities outstanding as of June 30, 2021. The second table assumes the amount of senior securities outstanding as permitted under our asset coverage ratio of 150%. The calculations in the tables below are hypothetical and actual returns may be higher or lower than those appearing below.
Table 1
Assumed Return on Our Portfolio(1)(2) (net of expenses)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(15.14)%	(10.14)%	(5.14)%	(0.14)%	4.86%
(1)
Assumes $209.4 million in total portfolio assets, $168.7 million in senior securities outstanding, $91.7 million in net assets, and an average cost of funds of 6.38%. Actual interest payments may be different.

(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our June 30, 2021 total portfolio assets of at least 5.14%.
Table 2
Assumed Return on Our Portfolio(1)(2) (net of expenses)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(15.22)%	(10.22)%	(5.22)%	(0.22)%	4.78%
(1)
Assumes $224.04 million in total portfolio assets, $183.3 million in senior securities outstanding, $91.7 million in net assets, and an average cost of funds of 6.38%. Actual interest payments may be different.

(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our June 30, 2021 total portfolio assets of at least 5.22%.
Incurring additional indebtedness could increase the risk in investing in the Company.
In 2018, our stockholders approved of the reduction of our required minimum asset coverage ratio from 200% to 150%, permitting us to incur additional leverage. The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities.
As of June 30, 2021, we had approximately $168.7 million of total outstanding indebtedness under four series of senior securities (unsecured notes) and our asset coverage ration was 166.2%. On June 23, 2021, we provided notice to the holders of our 6.50% Notes due 2022 that such notes would be redeemed. The 6.50% Notes due 2022 were redeemed on July 23, 2021 with the proceeds from our offering of 5.875% Notes due 2026. Section 18(e) of the 1940 Act provides that the provisions of Section 18 shall not apply to any senior securities issued or sold for the purpose of redeeming any other senior security. A portion of the net proceeds from the offering of 5.875% Notes due 2026 was used to redeem all of the outstanding 6.50% Notes due 2022 and in accordance with Section 18(e), we excluded an amount equal to the outstanding aggregate principal amount of the 6.50% Notes due 2022 from the calculation of the asset coverage ratio as of June 30, 2021.
On May 5, 2021, we entered into the Loan Agreement, which provides for a senior secured revolving line of credit of up to $25 million (subject to a borrowing base). We may request to increase the revolving line in an aggregate amount not to exceed $25 million, which increase is subject to the sole discretion of CNB.
Holders of our unsecured notes have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and such holders may seek to recover against our assets in the event of a default. However, since borrowings under the Loan Agreement are secured by a first priority security interest in substantially all of our assets, subject to certain specified exceptions, claims by holders of our unsecured notes are effectively subordinated to borrowings under the Loan Agreement, to the extent of the value of the assets securing such borrowings.
If we are unable to meet the financial obligations under the Loan Agreement or any series of our outstanding unsecured notes, the holders of such indebtedness would have a superior claim to our assets over our common stockholders in the event of a default by us. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions with respect to our common stock. Our ability to service any debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, as the base management fee payable to GECM, our investment adviser, is payable based on the average value of our total assets, including those assets acquired through the use of leverage, GECM will have a financial incentive to incur leverage, which may not be consistent with our stockholders’ interests. In addition, our common stockholders bear the burden of any increase in our fees or expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to GECM.
If our asset coverage ratio falls below the required limit, we will not be able to incur additional debt until we are able to comply with the asset coverage ratio applicable to us. This could have a material adverse effect on our operations, and we may not be able to make distributions to stockholders. The actual amount of leverage that we employ will depend on GECM’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.
Incurring additional leverage may magnify our exposure to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect our profitability.
If we incur additional leverage, general interest rate fluctuations may have a more significant negative impact on our financial condition and results of operations than they would have absent such additional incurrence, and, accordingly, may have a material adverse effect on our investment objectives and rate of return on investment capital. A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we may borrow money to make investments and may issue debt securities, preferred stock or other securities, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities, preferred stock or other securities and the rate at which we invest these borrowed funds.
We expect that a majority of our investments in debt will continue to be at floating rates with a floor. As a result, significant increase in market interest rates could result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. Incurring additional leverage will magnify the impact of an increase to our cost of funds. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. To the extent our additional borrowings are in fixed-rate instruments, we may be required to invest in higher-yield securities in order to cover our interest expense and maintain our current level of return to stockholders, which may increase the risk of an investment in our securities.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION
Some of the statements in this prospectus and the documents incorporated by reference herein constitute forward-looking statements, which relate to future events or our future performance or financial conditions. The forward-looking statements contained in this prospectus involve a number of risks and uncertainties, including statements concerning:
•	our, or our portfolio companies’, future business, operations, operating results or prospects;
•	the return or impact of current and future investments;
•	the impact of a protracted decline in the liquidity of credit markets on our business;
•	the impact of fluctuations in interest rates on our business;
•	the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;
•	our contractual arrangements and relationships with third parties;
•	our current and future management structure;
•	the general economy and its impact on the industries in which we invest;
•	the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;
•	serious disruptions and catastrophic events, including the impact of the COVID-19 pandemic on the global economy;
•	our expected financings and investments;
•	the adequacy of our financing resources and working capital;
•	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the timing, form and amount of any dividend distributions;
•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and
•	our ability to maintain our qualification as a RIC and as a BDC.
We use words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “could,” “may,” “plan” and similar words to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth under “Risk Factors.”
We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC. See “Where You Can Find More Information” and “Incorporation by Reference.”
You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in any report that we file under the Exchange Act.

USE OF PROCEEDS
The selling stockholders will receive all of the proceeds from the sale of the Secondary Shares offered for sale by them under this prospectus. We will not receive proceeds from the sale of the shares by the selling stockholders.

SHARE PRICE DATA
Our common stock is traded on Nasdaq under the symbol “GECC.” The following table sets forth: (i) net asset value (“NAV”) per share of our common stock as of the applicable period end, (ii) the range of high and low closing sales prices of our common stock as reported on Nasdaq during the applicable period, (iii) the closing high and low sales prices as a premium (discount) to NAV during the relevant period, and (iv) the distributions per share of our common stock declared during the applicable period.
		Closing Sales Price
Period	NAV(1)	High	Low	Premium (Discount) of High Sales Price to NAV	(Discount) of Low Sales Price to NAV(2)	Distributions Declared(3)
Fiscal Year ending December 31, 2021
Fourth Quarter (through October 20, 2021)	$N/A	$3.55	$3.34	—	—	$—
Third Quarter	N/A	3.62	3.25	—	—	0.10
Second Quarter	3.90	3.84	3.21	(1.5)%	(17.7)%	0.10
First Quarter	3.89	4.03	3.07	3.6%	(21.1)%	0.10
Fiscal Year ending December 31, 2020
Fourth Quarter	$ 3.46	$ 4.06	$ 2.45	17.3%	(29.2)%	$0.25
Third Quarter	5.53	5.18	3.18	(6.3)%	(42.5)%	0.25
Second Quarter	5.10	4.95	2.50	(2.9)%	(51.0)%	0.25
First Quarter	5.05	8.08	2.62	60.0%	(48.1)%	0.25
Fiscal Year ending December 31, 2019
Fourth Quarter	$8.63	$8.47	$7.70	(1.9)%	(10.8)%	$0.30(4)
Third Quarter	9.09	8.92	8.02	(1.9)%	(11.8)%	0.25
Second Quarter	10.30	8.96	8.2397	(13.0)%	(20.0)%	0.25
First Quarter	10.89	8.50	7.01	(22.0)%	(27.4)%	0.25
(1)
NAV per share is determined as of the last day in the relevant quarter and therefore does not necessarily reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.
(3)
We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. See “Dividend Reinvestment Plan” in this prospectus.

(4)	Includes a special distribution of $0.05 per share.
For all periods presented in the table above, there was no return of capital included in any distribution.
Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. As disclosed in the table above, our common stock has historically traded for an amount less than or approximately equal to out net asset value. The possibility that our shares of common stock will trade at a discount or premium to net asset value is separate and distinct from the risk that our net asset value will decrease.

SENIOR SECURITIES
Information about our senior securities, including our outstanding long-term debt, as of the fiscal years ended December 31, 2020 to 2016 is located in the notes to our consolidated financial statements under the caption “5. Debt” in our most recent Annual Report on Form 10-K, and is incorporated herein by reference. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2020 is included in our most recent Annual Report on Form 10-K, and is incorporated herein by reference.

THE COMPANY
Overview
We are a Maryland corporation that was formed in April 2016 and commenced operations on November 3, 2016 following the Merger. We operate as a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act. In addition, for tax purposes, we elected to be treated as a RIC under the Code, beginning with our tax year starting October 1, 2016.
We seek to generate current income and capital appreciation through debt and income generating equity investments, including investments in specialty finance businesses.
To achieve our investment objectives, we invest in secured and senior secured debt instruments of middle market companies that we believe offer sufficient downside protection and have the potential to generate attractive returns. We generally define middle market companies as companies with enterprise values between $100.0 million and $2.0 billion.
In addition, we make debt and equity investments in companies and operating platforms that originate and/or service commercial specialty finance businesses, including factoring, equipment finance, inventory leasing, merchant cash advance and hard money real estate lending. We also invest directly (including via participation) in the investments made by such businesses. In addition, we have invested in special purpose acquisition companies (“SPACs”). We treat our investments in SPACs as non-qualifying assets under Section 55(a) of the 1940 Act.
We also make investments throughout other portions of a company’s capital structure, including subordinated debt, mezzanine debt, and equity or equity-linked securities.
We source these transactions directly with issuers and in the secondary markets through relationships with industry professionals.
Our Portfolio at June 30, 2021
Set forth below is a brief description of each company representing greater than 5% of our assets at June 30, 2021.
Avanti Communications Group plc
Avanti, located in London, England, is a leading provider of satellite-enabled data communications services in Europe, the Middle East and Africa. Avanti’s network consists of: three high throughput satellites, HYLAS 1, HYLAS 2 and HYLAS 4; a multiband satellite, Artemis; one satellite that is not yet launched, HYLAS 3; and an international fiber network connecting data centers in several countries. Avanti’s satellites primarily operate in the Ka band frequency range. The Ka band allows for the delivery of greater capacity at faster speeds than Ku band capacity.
Investment Manager and Administrator
GECM’s investment team has more than 100 years of experience in the aggregate financing and investing in leveraged middle-market companies. GECM’s investment committee includes Peter A. Reed, GECM’s Chief Investment Officer, Adam M. Kleinman, Jason W. Reese and Matt Kaplan. GEG is the parent company of GECM. The address for GECM is 800 South Street, Suite 230, Waltham, MA 02453.
Investment Selection
GECM employs a team of investment professionals with experience in leveraged finance. The sector-focused research team performs fundamental research at both the industry and company level. Through in-depth industry coverage, GECM’s investment team seeks to develop a thorough understanding of the fundamental market, sector drivers, mergers and acquisition activity, security pricing and trading and new issue trends. GECM’s investment team believes that understanding industry trends is an important element of investment success.

Idea Generation, Origination and Refinement
Idea generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, as well as current and former clients, portfolio companies and investors. GECM’s investment team is expected to supplement these lead sources by also utilizing broader research efforts, such as attendance at prospective borrower industry conferences and an active calling effort to brokers and investment bankers. GECM’s investment team focuses their idea generation and origination efforts on middle-market companies. In screening potential investments, GECM’s investment team utilizes a value-oriented investment philosophy with analysis and research focused on the preservation of capital. GECM has identified several criteria that it believes are important in identifying and investing in prospective portfolio companies. GECM’s process requires focus on the terms of the applicable contracts and instruments. GECM’s criteria provide general guidelines for GECM’s investment committee’s decisions; however, not all of these criteria will be met by each prospective portfolio company in which they choose to invest.
Asset Based Investments. Investments in business based on the value of the collateral or the issuer’s assets. This type of investment focuses on expected realizable value of the issuer’s assets.
Enterprise Value Investments. Investments in businesses whose enterprise value represents the opportunity for principal to be repaid by refinancing or in connection with a merger or acquisition transaction. These investments focus on the going concern value of the enterprise.
Cash Flow Investments. Investments in businesses which have the ability to pay interest and principal on outstanding debt out of expected free cash flow from their business. These investments focus on the sustainability and defensibility of cash flows from the business.
Due Diligence
GECM’s due diligence typically includes:
•
analysis of the credit documents by GECM’s investment team (including the members of the team with legal training and years of professional experience). GECM will engage outside counsel when necessary as well;

•	review of historical and prospective financial information;
•	research relating to the prospective portfolio company’s management, industry, markets, customers, products and services and competitors and customers;
•	verification of collateral or assets;
•	interviews with management, employees, customers and vendors of the prospective portfolio company; and
•	informal or formal background and reference checks.
Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the diligence process present the opportunity to GECM’s investment committee, which then determines whether to pursue the potential investment.
Approval of Investment Transactions
GECM’s procedures call for each new investment under consideration by the GECM analysts to be preliminarily reviewed at periodic meetings of GECM’s investment team. GECM’s investment team then prepares a summary of the investment, including a financial model and risk cases and a legal review checklist. GECM’s investment committee then will hold a formal review meeting, and following approval of a specific investment, authorization is given to GECM’s trader, including execution guidelines.
GECM’s investment analysts provide regular updates of the positions for which they are responsible to members of GECM’s investment committee.
GECM’s investment analysts and portfolio manager will jointly decide when to sell a position in consultation with members of the GECM investment committee. The sale decision will then be given to GECM’s trader, who will execute the trade.

Ongoing Relationship with Portfolio Companies
As a BDC, we offer, and sometimes provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance.
GECM’s investment team monitors our portfolio companies on an ongoing basis. They monitor the financial trends of each portfolio company and its respective industry to assess the appropriate course of action for each investment. GECM’s ongoing monitoring of a portfolio company will include both a qualitative and quantitative analysis of the company and its industry.
Valuation Procedures
We value our assets, an essential input in the determination of our net asset value consistent with GAAP and as required by the Investment Company Act.
Staffing
We do not currently have any employees. Mr. Reed is our Chief Executive Officer and President and GECM’s Chief Investment Officer. Under the Administration Agreement, GECM provides the services of our Chief Financial Officer and Chief Compliance Officer.
GECM has entered into a shared services agreement with ICAM, pursuant to which ICAM will make available to GECM certain employees of ICAM, including Matt Kaplan, to provide services to GECM in exchange for reimbursement by GECM of the allocated portion of such employees’ time.
Competition
We compete for investments with other BDCs and investment funds (including private equity funds, hedge funds, mutual funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks, direct lending funds and other sources of funding. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, those entities have begun to invest in areas they have not traditionally invested in, including making investments in the types of portfolio companies we target. Many of these entities have greater financial and managerial resources than we do.
Formation Transactions and Merger
On June 23, 2016, we entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Full Circle, that provided for a stock-for-stock merger of Full Circle with and into GECC. The Merger was completed on November 3, 2016. Concurrent with delivery of the Merger Agreement, we entered into a Subscription Agreement (the “Subscription Agreement”) with Forest Investments, Inc. (formerly, Great Elm Capital Group, Inc.), a Delaware corporation (“GEC”) and subsidiary of GEG. Per the Subscription Agreement, GEC contributed $30.0 million to us in exchange for 1,966,667 shares of our common stock. The Merger was completed on November 3, 2016. We refer to these transactions collectively as the “Formation Transactions.”
Exemptive Relief
We received exemptive relief from the SEC that will allow us to co-invest, together with other investment vehicles managed by GECM, in specific investment opportunities in accordance with the terms and conditions of the SEC order granting such exemptive relief.

Investment Management Agreement
Management Services
GECM serves as our investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, GECM manages our day-to-day operations and provides investment advisory and management services to us. Under the terms of the Investment Management Agreement, GECM:
•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of our investments (including performing due diligence on our prospective portfolio companies);
•	closes and monitors our investments; and
•	determines the securities and other assets that we purchase, retain or sell.
GECM’s services to us under the Investment Management Agreement are not exclusive, and GECM is free to furnish similar services to other entities.
Management and Incentive Fees
Under the Investment Management Agreement, GECM receives a fee from us, consisting of two components: (1) a base management fee and (2) an incentive fee.
The base management fee is calculated at an annual rate of 1.50% based on the average value of our total assets (determined under GAAP) (other than cash or cash equivalents, but including assets purchased with borrowed funds or other forms of leverage) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. One component of the incentive fee is the Income Incentive Fee and the other component is the Capital Gains Incentive Fee.
Income Incentive Fee
The Income Incentive Fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, diligence and consulting fees or other fees that we receive from portfolio companies, but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes any accretion of original issue discount, market discount, PIK interest, PIK dividends or other types of deferred or accrued income, including in connection with zero coupon securities, Accrued Unpaid Income.
Pre-incentive fee net investment income does not include any realized capital gains or losses or unrealized capital appreciation or depreciation. Because of the structure of the Income Incentive Fee, it is possible that we may pay an Income Incentive Fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable Income Incentive Fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.
Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined in accordance with GAAP) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 1.75% per quarter (7.00% annualized). If market interest rates rise, we may be able to invest in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for GECM to surpass the fixed hurdle rate and receive an Income Incentive Fee based on such net investment income.

We pay the Income Incentive Fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:
•	no Income Incentive Fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;
•
100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income as the “catch up” provision. The “catch up” is meant to provide GECM with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if our net investment income exceeds 2.1875% in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).
The following is a graphical representation of the calculation of the income related portion of the incentive fee:

These calculations are adjusted for any share issuances or repurchases during the quarter and will be appropriately prorated for any period of less than three months. The Accrued Unpaid Income Incentive Fees will be deferred, on a security by security basis, and will become payable only if, as, when and to the extent cash is received by us or our consolidated subsidiaries in respect thereof. Any Accrued Unpaid Income that is subsequently reversed in connection with a write-down, write-off, impairment or similar treatment of the investment giving rise to such Accrued Unpaid Income will, in the applicable period of reversal, (1) reduce pre-incentive fee net investment income and (2) reduce the amount of Accrued Unpaid Income deferred pursuant to the terms of the Investment Management Agreement. Subsequent payments of Income Incentive Fees deferred pursuant to this paragraph do not reduce the amounts payable for any quarter pursuant to the other terms of the Investment Management Agreement.
We will defer cash payment of any Income Incentive Fee otherwise payable to the investment adviser in any quarter (excluding Accrued Unpaid Income Incentive Fees with respect to such quarter) that exceeds (1) 20% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the Trailing Twelve Quarters less (2) the aggregate incentive fees that were previously paid to the investment adviser during such Trailing Twelve Quarters (excluding Accrued Unpaid Income Incentive Fees during such Trailing Twelve Quarters and not subsequently paid). “Cumulative Pre-Incentive Fee Net Return” during the relevant Trailing Twelve Quarters means the sum of (a) pre-incentive fee net investment income in respect of such Trailing Twelve Quarters less (b) net realized capital losses and net unrealized capital depreciation, if any, in each case calculated in accordance with GAAP, in respect of such Trailing Twelve Quarters.
Capital Gains Incentive Fee
The Capital Gains Incentive Fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing with the partial calendar year ended December 31, 2016, and is calculated at the end of each applicable year by subtracting (a) the sum of our and our consolidated subsidiaries’ cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our and our consolidated subsidiaries’ cumulative aggregate realized capital gains, in each case calculated from November 4, 2016. If such amount is positive at the end of such year, then the Capital Gains Incentive Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Incentive Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Incentive Fee for such year.
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment. The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment. The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the fair value of each investment in our portfolio as of the applicable Capital Gains Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.
Examples of Quarterly Incentive Fee Calculations
The following hypothetical calculations illustrate the calculation of the Income Incentive Fee under the Investment Management Agreement. Amounts shown are a percentage of total net assets.
	Assumption 1	Assumption 2	Assumption 3
Investment income(1)	7.04%	8.19%	9.04%
Hurdle rate (7% annualized)	1.75%	1.75%	1.75%
“Catch up” provision (8.75% annualized)	2.19%	2.19%	2.19%
Pre-incentive fee net investment income(2)	1.00%	2.15%	3.00%
Incentive fee	—%(3)	0.40%(4)	0.60%(5)
(1)	Investment income includes interest income, dividends and other fee income.
(2)
Pre-incentive fee net investment income is net of management fees and other expenses and excludes organizational and offering expenses. In these examples, management fees are 0.38% (1.50% annualized) of net assets and other expenses are assumed to be 3.04% of net assets.

(3)	The pre-incentive fee net investment income is below the hurdle rate and thus no incentive fee is earned.
(4)
The pre-incentive fee net investment income ratio of 2.15% is between the hurdle rate and the top of the “catch up” provision thus the corresponding incentive fee is calculated as 100% X (2.15% — 1.75%).

(5)
The pre-incentive fee net investment income ratio of 3.00% is greater than both the hurdle rate and the “catch up” provision thus the corresponding incentive fee is calculated as (i) 100% X (2.1875% — 1.75%) or 0.4375% (the “catch up”); plus (ii) 20% X (3.00% — 2.1875%).

The following hypothetical calculations illustrate the calculation of the Capital Gains Fee under the Investment Management Agreement.
	In millions
	Assumption 1	Assumption 2
Year 1
Investment in Company A	20.0	20.0
Investment in Company B	30.0	30.0
Investment in Company C	—	25.0
Year 2
Proceeds from sale of investment in Company A	50.0	50.0
Fair market value (FMV) of investment in Company B	32.0	25.0
FMV of investment in Company C	—	25.0
Year 3
Proceeds from sale of investment in Company C	—	30.0
FMV of investment in Company B	25.0	24.0
Year 4
Proceeds from sale of investment in Company B	31.0	—
FMV of investment in Company B	—	35.0
Year 5
Proceeds from sale of investment in Company B	—	20.0
Capital Gains Incentive Fee:
Year 1	—(1)	—(1)
Year 2	6.0(2)	5.0(6)
Year 3	—(3)	0.8(7)
Year 4	0.2(4)	1.2(8)
Year 5	—(5)	—(9)

(1)	There is no Capital Gains Incentive Fee in Year 1 as there have been no realized capital gains.
(2)
Aggregate realized capital gains are $30.0 million. There are no aggregate realized capital losses or aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as $30.0 million × 20%.

(3)
Aggregate realized capital gains are $30.0 million. There are no aggregate realized capital losses and there is $5.0 million in aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($30.0 million - $5.0 million) × 20% less $6.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

(4)
Aggregate realized capital gains are $31.0 million. There are no aggregate realized capital losses or aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) $31.0 million × 20% less $6.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

(5)	There is no Capital Gains Incentive Fee in Year 5 as there are no aggregate realized capital gains for which Capital Gains Incentive Fee has not already been paid in prior years.
(6)
Aggregate realized capital gains are $30.0 million. There are no aggregate realized capital losses and there is $5.0 million in aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($30.0 million - $5.0 million) × 20%. There have been no Capital Gains Incentive Fees paid in prior years.

(7)
Aggregate realized capital gains are $35.0 million. There are no aggregate realized capital losses and there is $6.0 million in aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($35.0 million - $6.0 million) × 20% less $5.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

(8)
Aggregate realized capital gains are $35.0 million. There are no aggregate realized capital losses or aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) $35.0 million × 20% less $5.8 million (aggregate Capital Gains Incentive Fee paid in prior years).

(9)
Aggregate realized capital gains are $35.0 million. Aggregate realized capital losses are $10.0 million. There is no aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($35.0 million - $10.0 million) × 20% less $7.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

As illustrated in Year 3 of Assumption 1 above, if GECC were to be wound up on a date other than December 31 of any year, we may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if GECC had been wound up on December 31 of such year.
For the year ended December 31, 2020, we incurred $2.5 million in base management fees and $1.0 million in income based fees accrued during the period. The incentive fees were deferred in accordance with the Investment Management Agreement. There were no Capital Gains Incentive Fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2020.
For the year ended December 31, 2019, we incurred $3.0 million in base management fees and $2.7 million in income based fees accrued during the period. The incentive fees were deferred in accordance with the Investment Management Agreement. There were no capital gains incentive fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2019.
For the year ended December 31, 2018, we incurred $3.0 million in base management fees and $0.2 million in income-based fees accrued during the period. The incentive fees were deferred in accordance with the Investment Management Agreement. There were no capital gains incentive fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2018.
Payment of Expenses
The services of all investment professionals and staff of GECM, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by GECM. We bear all other costs and expenses of our operations and transactions, including (without limitation):
•	our organizational expenses;
•
fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to our investments, including, among others, professional fees (including the fees and expenses of counsel, consultants and experts) and fees and expenses relating to, or associated with, evaluating, monitoring, researching and performing due diligence on investments and prospective investments (including payments to third party vendors for financial information services);

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out-of-pocket fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to the provision of managerial assistance to our portfolio companies that we agree to provide such services to under the Investment Company Act (exclusive of the compensation of any investment professionals of GECM);

•	interest or other costs associated with debt, if any, incurred to finance our business;

•	fees and expenses incurred in connection with our membership in investment company organizations;
•	brokers’ commissions;
•	investment advisory and management fees;
•	fees and expenses associated with calculating our net asset value (including the costs and expenses of any independent valuation firm);
•	fees and expenses relating to offerings of our common stock and other securities;
•	legal, auditing or accounting expenses;
•	federal, state and local taxes and other governmental fees;
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the fees and expenses of GECM, in its role as the administrator, and any sub-administrator, our transfer agent or sub-transfer agent, and any other amounts payable under the Administration Agreement, or any similar administration agreement or sub-administration agreement to which we may become a party;

•	the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of our securities;
•	the expenses of and fees for registering or qualifying our common stock for sale and of maintaining our registration and registering us as a broker or a dealer;
•	the fees and expenses of our directors who are not interested persons (as defined in the Investment Company Act);
•	the cost of preparing and distributing reports, proxy statements and notices to stockholders, the SEC and other governmental or regulatory authorities;
•	costs of holding stockholders’ meetings;
•	listing fees;
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the fees or disbursements of custodians of our assets, including expenses incurred in the performance of any obligations enumerated by our bylaws or amended and restated articles of incorporation insofar as they govern agreements with any such custodian;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
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our allocable portion of the costs associated with maintaining any computer software, hardware or information technology services (including information systems, Bloomberg or similar terminals, cyber security and related consultants and email retention) that are used by us or by GECM or its respective affiliates on our behalf (which allocable portion shall exclude any such costs related to investment professionals of GECM providing services to us);

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direct costs and expenses incurred by us or GECM in connection with the performance of administrative services on our behalf, including printing, mailing, long distance telephone, cellular phone and data service, copying, secretarial and other staff, independent auditors and outside legal costs;

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all other expenses incurred by us or GECM in connection with administering our business (including payments under the Administration Agreement) based upon our allocable portion of GECM’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs (including reasonable travel expenses); and

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costs incurred by us in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with our business and the amount of any judgment or settlement paid in connection therewith, or the enforcement of our rights against any person and indemnification or contribution expenses payable by us to any person and other extraordinary expenses not incurred in the ordinary course of our business.

Duration and Termination
Our Board initially approved the Investment Management Agreement on August 8, 2016 and most recently approved the Investment Management Agreement on July 29, 2021. The Investment Management Agreement renews for successive annual periods subject to annual approval by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons.” The Investment Management Agreement will automatically terminate if it is assigned. The Investment Management Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. The Investment Management Agreement is currently in effect.
Conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation. Except in limited circumstances, any material change to the Investment Management Agreement must be submitted to stockholders for approval under the Investment Company Act and we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the Investment Management Agreement.
Indemnification
We agreed to indemnify GECM, its stockholders and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with it, to the fullest extent permitted by law, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Investment Management Agreement or otherwise as our investment adviser.
Organization of the Investment Adviser
GECM is a Delaware corporation and is registered as an investment adviser under the Advisers Act. GECM’s principal executive offices are located at 800 South Street, Suite 230, Waltham, Massachusetts 02453.
Board Approval of the Investment Management Agreement
On July 29, 2021, our Board approved the renewal of the Investment Management Agreement through September 26, 2022. In its consideration of the Investment Management Agreement, our Board focused on information it had received relating to, among other things:
•	the nature, quality and extent of the advisory and other services to be provided to us by GECM;
•	the investment performance of us and GECM;
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the extent to which economies of scale would be realized as we grow, and whether the fees payable under the Investment Management Agreement reflect these economies of scale for the benefit of our stockholders;

•	comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•	our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•	existing and potential sources of indirect income to GECM from its relationship with us and the profitability of those income sources;
•	information about the services to be performed and the personnel performing such services under the Investment Management Agreement;
•	the organizational capability and financial condition of GECM and its affiliates; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.
In reaching a decision to approve the Investment Management Agreement, our Board gave weight to each of the factors described above, but did not identify any one particular factor as controlling its decision. Our Board concluded that the fees set forth in the Investment Management Agreement were reasonable in relation to the services to be provided and that the Investment Management Agreement, including the fees and other amounts payable by us thereunder, is in the best interest of us and our stockholders.
Regulation as a Business Development Company
We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the Investment Company Act. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of:
•	67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or
•	more than 50% of the outstanding voting securities of such company.
A majority of our directors must be persons who are not interested persons, as that term is defined in the Investment Company Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 150%. We may also be prohibited under the Investment Company Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.
For example, we may sell shares of our common stock at a price below the then current net asset value of our common stock if our Board determines that such sale is in our and our stockholders’ best interests, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which shares of our common stock are sold may be the fair value of such shares of common stock. We may be examined by the SEC for compliance with the Investment Company Act.
We are generally unable to sell shares of our common stock at a price below net asset value per share. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage. We may, however, sell shares of our common stock at a price below net asset value per share:
•	in connection with a rights offering to our existing stockholders (the “Rights Offering”),
•	with the consent of the majority of our common stockholders, or
•	under such other circumstances as the SEC may permit.
We may not acquire any assets other than “qualifying assets” unless, at the time we make such acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:
•	securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;
•	securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and
•	cash, cash items, government securities or high quality debt securities (within the meaning of the Investment Company Act), maturing in one year or less from the time of investment.
An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a BDC) and that:
•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;
•	is controlled by the BDC and has an affiliate of the BDC on its board of directors;

•	does not have any class of securities listed on a national securities exchange;
•	is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250.0 million; or
•	meets such other criteria as may be established by the SEC.
Control, as defined by the Investment Company Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.
In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC.
To include certain securities described above as qualifying assets for the purpose of the 70% test, a BDC must offer to the issuer of those securities managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to our portfolio companies.
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to, collectively, as temporary investments, so that 70% of our assets, as applicable, are qualifying assets. We make purchases that are consistent with our purpose of making investments in securities described in paragraphs 1 through 3 of Section 55(a) of the Investment Company Act. We will invest in U.S. Treasury bills or in repurchase agreements that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit.
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock, if our asset coverage, as defined in the Investment Company Act, is at least equal to 150% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of our common stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage.
Code of Ethics
We and GECM have each adopted a code of ethics, which applies to the management at each company, respectively, pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our or GECM’s personnel, respectively. Each code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the respective codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to GECM. The Proxy Voting Policies and Procedures of GECM are set forth below. The guidelines are reviewed periodically by GECM and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to GECM.

Introduction
As an investment adviser registered under the Advisers Act, GECM has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, GECM recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for GECM’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
GECM votes proxies relating to our portfolio securities in what it perceives to be the best interest of its clients. GECM reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by its clients. Although GECM generally votes against proposals that may have a negative impact on its clients’ portfolio securities, GECM may vote for such a proposal if there exists compelling long-term reasons to do so.
GECM proxy voting decisions are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that our vote is not the product of a conflict of interest, GECM requires that: (i) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information about how GECM voted proxies during the twelve-month period ended June 30, 2021 without charge, upon request, by making a written request for proxy voting information to: Chief Compliance Officer, Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453, or by calling (617) 375-3006, and on the SEC’s website at http://www.sec.gov.
Certain Federal Income Tax Matters
We currently qualify as a RIC under the Code. To continue to qualify as a RIC, we must, among other things, (a) derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”); and (b) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25% of the market value of our total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) (A) of any issuer, (B) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or (C) of one or more QPTPs. We may generate certain income that might not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions to endeavor to prevent our disqualification as a RIC.
If we fail to satisfy the 90% annual gross income requirement or the asset diversification requirements discussed above in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the asset diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level U.S. federal income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% annual gross income requirement or the asset diversification requirements discussed above.

As a RIC, in any taxable year with respect to which we timely distribute at least 90% of the sum of:
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our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid; and

•	net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”).
We (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (generally, net long-term capital gain in excess of short-term capital loss) that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income on a timely basis.
To the extent that we retain our net capital gains for investment or any investment company taxable income, we will be subject to U.S. federal income tax at the regular corporate income tax rates. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:
•	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;
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at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

•	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.
While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.
If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), and relief is not available as discussed above, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions generally will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits.
We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.
If we realize a net capital loss, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short-term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether they are distributed to stockholders. Accordingly, we do not expect to distribute any such offsetting capital gain. A RIC cannot carry back or carry forward any net operating losses.
Our Investments
Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things:
•	disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction;

•	convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income;
•	convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited);
•	cause us to recognize income or gain without a corresponding receipt of cash;
•	adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur;
•	adversely alter the characterization of certain complex financial transactions; and
•	produce income that will not qualify as “good income” for purposes of the 90% annual gross income requirement described above.
We will monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities (even if it is not advantageous to dispose of such securities) to mitigate the effect of these rules and prevent disqualification of us as a RIC.
Investments we make in securities issued at a discount or providing for deferred interest or PIK interest are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, with respect to securities issued at a discount, we will generally be required to accrue daily as income a portion of the discount and to distribute such income on a timely basis each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.
Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any such restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% gross income requirement or our receiving assets that would not count toward the asset diversification requirements.
Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.
If we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to foreign taxes paid by us.
If we acquire shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our common shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such common shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.
If we hold more than 10% of the shares (by vote or value) in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), we may be required to include in our gross income our pro rata share of such

CFC’s “subpart F income” and “global intangible low-taxed income,” whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Stockholders. A U.S. Stockholder, for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares or 10% or more of the value of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.
Although the Code generally provides that income inclusions from QEFs and deemed distributions of subpart F income and global intangible low-taxed income from CFCs will be “good income” for purposes of the 90% gross income requirement to the extent such income is distributed to a RIC in the year it is included in the RIC’s income, the Code does not specifically provide whether income inclusions from a QEF or deemed distributions from a CFC during the RIC’s taxable year with respect to which no distribution is received would be “good income” for the 90% gross income requirement. The Department of the Treasury, however, has issued regulations that treat such income as being “good income” for purposes of the 90% gross income requirement, provided the income is derived with respect to a corporation’s business of investing in stock, securities or currencies.
Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax.
Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests are met. This may also jeopardize our qualification for taxation as a RIC or subject us to the 4% excise tax.
Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the asset diversification requirements. If we dispose of assets to meet the Annual Distribution Requirement, the asset diversification requirements, or the 4% excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
Some of the income that we might otherwise earn, such as lease income, management fees, or income recognized in a work-out or restructuring of a portfolio investment, may not satisfy the 90% gross income requirement. To manage the risk that such income might disqualify us as a RIC for a failure to satisfy the 90% gross income requirement, one or more of our subsidiaries treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield to our stockholders on such income and fees.
Failure to Qualify as a RIC
If we were unable to qualify for treatment as a RIC, and relief is not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders nor would we be required to make distributions for tax purposes. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for reduced maximum rates for non-corporate stockholders to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate level tax on any such unrealized appreciation recognized during the succeeding five-year period.
Administration Agreement
Our Board approved the Administration Agreement on August 8, 2016. Pursuant to the Administration Agreement, GECM furnishes us with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as the administrator. Under the Administration Agreement, GECM will, from time to time, provide, or otherwise arrange for the provision of, other services GECM determines to be necessary or useful to perform its obligations under the Administration Agreement, including retaining the services of financial, compliance, accounting and administrative personnel that perform services on our behalf, including personnel to serve as our Chief Financial Officer and Chief Compliance Officer. Under the Administration Agreement, GECM also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, GECM assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments made by us to GECM under the Administration Agreement are equal to an amount based upon our allocable portion of GECM’s overhead in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers (including our Chief Compliance Officer, Chief Financial Officer and their respective staffs). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
We bear all costs and expenses that are incurred in our operation and transactions and not specifically assumed by GECM pursuant to the Investment Management Agreement.
The Administration Agreement provides that, to the fullest extent permitted by law, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM, its stockholders and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from or otherwise based upon the rendering of GECM’s services under the Administration Agreement or otherwise as our administrator.
Great Elm License Agreement
We entered into a license agreement with GEG pursuant to which GEG granted us a non-exclusive, royalty-free license to use the name “Great Elm Capital Corp.” Under the license agreement, we have a right to use the Great Elm Capital Corp. name and the logo for so long as GECM, or an affiliate thereof, remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Great Elm Capital Corp.” name. The license agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.
Brokerage Allocation and Other Practices
Since we acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in do not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our Board, GECM is primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. GECM does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.
The aggregate amount of brokerage commissions paid by us during the three most recent fiscal years is approximately $91,716. Such commissions include approximately $5,220 in brokerage commissions paid to

Imperial Capital, LLC during the quarter ended December 31, 2020. Imperial Capital, LLC is an affiliated person of ICAM, which became an affiliated person of the Company during such quarter. Such brokerage commissions represent 5.87% of our aggregate brokerage commissions during the most recent fiscal year and the dollar amount of transactions on which such brokerage commissions were paid represents 7.44% of the aggregate dollar amount of transactions involving the payment of commissions during such fiscal year.
Properties
Our executive offices are located at 800 South Street, Suite 230, Waltham, Massachusetts 02453, and are provided by GECM in accordance with the terms of the Administration Agreement.
Legal Proceedings
From time to time, we, our investment adviser or administrator may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies.
We are named as a defendant in a lawsuit filed on March 5, 2016, and captioned Intrepid Investments, LLC v. London Bay Capital, which is pending in the Delaware Court of Chancery. The plaintiff immediately agreed to stay the action in light of an ongoing mediation among parties other than us. This lawsuit was brought by a member of Speedwell Holdings (formerly known as The Selling Source, LLC), one of our portfolio investments, against various members of and lenders to Speedwell Holdings. The plaintiff asserts claims of aiding and abetting, breaches of fiduciary duty, and tortious interference against us. In June 2018, Intrepid Investments, LLC (“Intrepid”) sent notice to the court and defendants effectively lifting the stay and triggering defendants’ obligation to respond to the Intrepid complaint. In September 2018, we joined the other defendants in a motion to dismiss on various grounds. In February 2019, Intrepid filed a second amended complaint to which defendants filed a renewed motion to dismiss in March 2019. We intend to defend the matter as necessary.
In July 2016, Full Circle filed suit in the District Court of Caldwell County, Texas against, among others, Willis Pumphrey for breach of a guaranty agreement arising from a loan transaction with Full Circle. Dr. Pumphrey, a personal guarantor of the loan made by Full Circle, the Company’s predecessor in interest, brought counterclaims in (i) the District Court of Caldwell County, Texas and (ii) the District Court of Harris County, Texas against, among others, Justin Bonner, an employee of GECM, in each case, alleging breach of a confidentiality agreement and tortious interference with Dr. Pumphrey’s attempted sale of a business in which he owned an interest. In August 2017, Dr. Pumphrey voluntarily withdrew his complaint against Mr. Bonner and Full Circle in the District Court of Harris County, Texas. In November 2017, Dr. Pumphrey voluntarily withdrew his complaint without prejudice against Full Circle in the District Court of Caldwell County, Texas. On November 29, 2017, Dr. Pumphrey refiled his claims in the District Court of Harris County, Texas naming Full Circle, MAST Capital, GECC and GECM as defendants. Dr. Pumphrey is seeking between $2 million and $6 million in damages. GECC believes Dr. Pumphrey’s claims to be frivolous and intends to vigorously defend them. Furthermore, the Company continues to pursue the initial claims against Dr. Pumphrey in the District Court of Caldwell County, Texas. In September 2019, the Company received a judgment in the Company’s favor from the District Court of Caldwell County, Texas. On June 4, 2020, Dr. Pumphrey filed a Chapter 11 Bankruptcy Petition in the United States Bankruptcy Court for the Southern District of Texas. The Company is conducting mediation with Dr. Pumphrey and the other significant creditors in connection with the Chapter 11 proceeding.
Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to nonpublic personal information about our stockholders to employees of GECM and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

PORTFOLIO COMPANIES
The following table sets forth certain information as of June 30, 2021, for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the significant managerial assistance that we may provide upon request and the board observation or participation rights we may receive in connection with our investment. In general, under the Investment Company Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its outstanding voting securities.
Dollar amounts in thousands
Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity	Par Amount / Quantity	Cost	Fair Value	Percentage of Class(15)
Investments at Fair Value
ABB/Con-Cise Optical Group LLC 12301 NW 39th Street Coral Springs, FL 33065	Wholesale-Apparel, Piece Goods & Notions	1st Lien, Secured Loan	5	3M L + 5.00%, 6.00% Floor (6.00%)	12/01/2020	06/15/2023	$2,977	$2,787	$2,849
AgroFresh Inc. One Washington Square 510-530 Walnut Street, Suite 1350 Philadelphia, PA 19106	Chemicals	1st Lien, Secured Loan		1M L + 6.25%, 7.25% Floor (7.25%)	03/31/2021	12/31/2024	3,464	3,471	3,470
APTIM Corp. 4171 Essen Lane, Baton Rouge, LA 70809	Industrial	1st Lien, Secured Bond	11	7.75%	03/28/2019	06/15/2025	3,000	2,557	2,636
Avanti Communications Group PLC Cobham House 20 Black Friars Lane London, UK EC4V 6EB	Wireless Telecommunications Services	1.125 Lien, Secured Loan	4, 5, 6, 10, 11, 12	12.50%	02/16/2021	07/31/2022	4,171	4,171	4,171
Avanti Communications Group PLC Cobham House 20 Black Friars Lane London, UK EC4V 6EB	Wireless Telecommunications Services	1.25 Lien, Secured Loan	4, 5, 6, 10, 11, 12	12.50%	04/28/2020	07/31/2022	1,220	1,220	1,220
Avanti Communications Group PLC Cobham House 20 Black Friars Lane London, UK EC4V 6EB	Wireless Telecommunications Services	1.5 Lien, Secured Loan	4, 5, 6, 10, 11, 12	12.50%	05/24/2019	07/31/2022	10,110	10,110	10,110
Avanti Communications Group PLC Cobham House 20 Black Friars Lane London, UK EC4V 6EB	Wireless Telecommunications Services	2nd Lien, Secured Bond	4, 5, 6, 10, 11	9.00%	11/03/2016	10/01/2022	48,462	46,907	19,440
Avanti Communications Group PLC Cobham House 20 Black Friars Lane London, UK EC4V 6EB	Wireless Telecommunications Services	Common Equity	4, 5, 7, 10	n/a	11/03/2016	n/a	196,086,410	50,660	—	9.06%
Best Western Luling 3100 Richmond Ave, Houston, TX 77098	Hotel Operator	1st Lien, Secured Loan	5, 8, 9	1M L + 12.00%, 12.25% Floor (0.00%)	11/03/2016	12/18/2017	2,715	1,300	165

Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity	Par Amount / Quantity	Cost	Fair Value	Percentage of Class(15)
Blueknight Energy Partners L.P. 6060 American Plaza, Suite 600, Tulsa, OK 74135	Oil & Gas	Series A Preferred Units		n/a	10/07/2020	n/a	161,993	968	1,327	0.47%
California Pizza Kitchen, Inc. 12181 Bluff Creek Drive, Playa Vista, CA 90094	Restaurants	1st Lien, Secured Loan	5	3M L + 10.00%, 11.50% Floor (11.50%)	11/23/2020	11/23/2024	9,839	9,395	9,839
California Pizza Kitchen, Inc. 12181 Bluff Creek Drive, Playa Vista, CA 90094	Restaurants	Common Equity	5, 7	n/a	11/23/2020	n/a	100,000	8,817	5,591	2.50%
Cleaver-Brooks, Inc. 221 Law Street Thomasville, GA 31792	Industrial	Secured Bond		7.88%	05/05/2021	03/01/2023	2,203	2,195	2,181
Crestwood Equity Partners LP 811 Main Street, Suite 3400 Houston, TX 77002	Oil & Gas	Class A Preferred Equity Units	10	n/a	06/19/2020	n/a	1,345,795	7,954	12,624	1.89%
Davidzon Radio, Inc. 2508 Coney Island Avenue, 2nd Floor Brooklyn, NY 1122	Radio Broadcasting	1st Lien, Secured Loan	5, 8, 9	1M L + 10.00%, 11.00% Floor (0.00%)	11/03/2016	03/31/2020	8,962	8,962	3,335
ECL Entertainment, LLC 8978 Spanish Ridge Ave Las Vegas, NV 89148	Media & Entertainment	1st Lien, Secured Loan	5	1M L + 7.50%, 8.25% Floor (8.25%)	03/31/2021	04/30/2028	2,500	2,476	2,500
Finastra Group Holdings, Ltd. 285 Madison Avenue, New York, NY 10017	Software Services	2nd Lien, Secured Loan	10	6M L + 7.25%, 8.25% Floor (8.25%)	12/14/2017	06/13/2025	2,000	1,952	2,018
First Brands, Inc. 3255 West Hamlin Road, Rochester Hills, MI 48309	Transportation Equipment Manufacturing	2nd Lien, Secured Loan	5	3M L + 8.50%, 9.50% Floor (9.50%)	03/24/2021	03/24/2028	6,000	5,883	6,032
Gateway Casinos & Entertainment Limited 100-4400 Dominion Street, Burnaby BC V5G 4G3	Casinos & Gaming	2nd Lien, Secured Note	10	8.25%	11/17/2020	03/01/2024	5,000	4,611	4,999
The GEO Group, Inc. 4955 Technology Way, Boca Raton, FL 33431	Consumer Services	Unsecured Bond		5.88%	03/09/2021	10/15/2024	3,000	2,417	2,685
Greenway Health, LLC 4301 W. Boy Scout Blvd, Suite 800 Tampa, FL 33607	Technology	1st Lien, Revolver	5	3M L+ 3.75%, 3.75% Floor (3.90%)	01/27/2020	02/17/2022	—	(352)	—
Greenway Health, LLC 4301 W. Boy Scout Blvd, Suite 800 Tampa, FL 33607	Technology	1st Lien, Revolver - Unfunded	5	0.50%	01/27/2020	02/17/2022	8,026	—	(229)
Lenders Funding, LLC 523 A Avenue Coronado, CA 92118	Specialty Finance	Receivable	5	11.50%	06/23/2021	06/23/2022	942	942	942
Lenders Funding, LLC 523 A Avenue Coronado, CA 92118	Specialty Finance	Receivable - Unfunded	5	n/a	06/23/2021	06/23/2022	58	—	—
Lenders Funding, LLC 523 A Avenue Coronado, CA 92118	Specialty Finance	Receivable	5	10.50%	06/30/2021	06/30/2022	1,475	1,475	1,475

Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity	Par Amount / Quantity	Cost	Fair Value	Percentage of Class(15)
Lenders Funding, LLC 523 A Avenue Coronado, CA 92118	Specialty Finance	Receivable - Unfunded	5	n/a	06/30/2021	06/30/2022	525	—	—
Levey/Stormer 905 South Boulevard East Rochester Hills, MI 48307	Specialty Finance	Loan	5	12.50%	05/13/2021	05/13/2024	1,884	1,785	1,884
Levy/Stormer 905 South Boulevard East Rochester Hills, MI 48307	Specialty Finance	Loan - Unfunded	5	0.50%	05/13/2021	05/13/2024	1,616	—	—
Mad Engine Global, LLC 6740 Cobra Way, San Diego, CA, 92121	Apparel	Term Loan	5	1M L + 7.00%, 8.00% Floor (8.00%)	06/30/2021	06/30/2027	5,000	4,875	4,875
Martin Midstream Partners LP 4200 Stone Road, Kilgore, TX 75662	Oil & Gas	2nd Lien, Secured Note		11.50%	12/09/2020	02/28/2025	3,000	3,100	3,113
Mitchell International, Inc. 6220 Greenwich Drive San Diego, CA 92122	Software Services	2nd Lien, Secured Loan		1M L + 7.25%, 7.25% Floor (7.35%)	08/02/2019	12/01/2025	3,000	2,838	2,995
Monitronics International, Inc. 1990 Wittington Place, Dallas, TX 75234	Home Security	Term Loan		1M L + 6.50%, 7.75 Floor (7.75%)	06/24/2021	03/29/2024	2,992	2,914	2,900
National CineMedia, Inc. 6300 S. Syracuse Way, Suite 300, Centennial, CO 80111	Media & Entertainment	Secured Bond		5.88%	01/26/2021	04/15/2028	2,000	1,795	1,965
Natural Resource Partners LP 1201 Louisiana Street, Suite 3400 Houston, TX 77002	Metals & Mining	Unsecured Notes		9.13%	06/12/2020	06/30/2025	7,462	6,837	7,313
OPS Acquisitions Limited and Ocean Protection Services Limited Churchill House, 1 London Road, London, UK SL3 7FI	Maritime Security Services	1st Lien, Secured Loan	4, 5, 8, 10	1M L + 12.00%, 12.50% Floor (0.00%)	11/03/2016	06/01/2018	695	121	11
OPS Acquisitions Limited and Ocean Protection Services Limited Churchill House, 1 London Road, London, UK SL3 7FI	Maritime Security Services	Common Equity	4, 5, 7, 10	n/a	11/03/2016	n/a	—	—	—	19.00%
Par Petroleum, LLC 825 Town & Country Lane, Suite 1500, Houston, TX 77024	Oil & Gas	1st Lien, Secured Note	10	7.75%	10/30/2020	12/15/2025	3,000	2,578	3,015
Perforce Software, Inc. 400 First Avenue North #200 Minneapolis, MN 55401	Technology	1st Lien, Secured Revolver	5	3M L + 4.25%, 4.25% Floor (4.40%)	01/24/2020	07/01/2024	—	(361)	—
Perforce Software, Inc. 400 First Avenue North #200 Minneapolis, MN 55401	Technology	1st Lien, Secured Revolver - Unfunded	5	0.50%	01/24/2020	07/01/2024	4,375	—	(161)

Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity	Par Amount / Quantity	Cost	Fair Value	Percentage of Class(15)
PFS Holdings Corp. 3747 Hecktown Road Easton, PA 18045	Food & Staples	1st Lien, Secured Loan	4, 5	3M L + 7.00%, 8.00% Floor (8.00%)	11/13/2020	11/13/2024	1,071	1,071	1,071
PFS Holdings Corp. 3747 Hecktown Road Easton, PA 18045	Food & Staples	Common Equity	4, 5, 7	n/a	11/13/2020	n/a	5,222	12,378	3,810	5.22%
Prestige Capital Finance, LLC 400 Kelby St., 10th Floor Fort Lee, NJ 07024	Specialty Finance	Secured Note	3, 5	11.00%	06/15/2021	06/15/2023	3,000	3,000	3,000
Prestige Capital Finance, LLC 400 Kelby St., 10th Floor Fort Lee, NJ 07024	Specialty Finance	Receivable	3, 5	11.00%	03/15/2021	03/15/2022	8,400	928	928
Prestige Capital Finance, LLC 400 Kelby St., 10th Floor Fort Lee, NJ 07024	Specialty Finance	Common Equity	3, 5, 10	n/a	02/08/2019	n/a	100	7,466	11,447	80.00%
Quad/Graphics, Inc. N61 W23044 Harry's Way, Sussex, WI 53089	Media & Entertainment	Unsecured Bond		7.00%	03/31/2021	05/01/2022	4,000	3,960	3,960
Research Now Group, Inc. 5800 Tennyson Parkway Suite 600 Plano, TX 75024	Internet Media	1st Lien, Secured Revolver	5	6M L + 4.50%, 4.50% Floor (4.66%)	01/29/2019	12/20/2022	—	(320)	—
Research Now Group, Inc. 5800 Tennyson Parkway Suite 600 Plano, TX 75024	Internet Media	1st Lien, Secured Revolver - Unfunded	5	0.50%	01/29/2019	12/20/2022	10,000	—	(57)
Research Now Group, Inc. 5800 Tennyson Parkway Suite 600 Plano, TX 75024	Internet Media	2nd Lien, Secured Loan	5	6M L + 9.50%, 10.50% Floor (10.50%)	05/20/2019	12/20/2025	12,000	11,963	12,000
Ruby Tuesday Operations LLC 333 E. Broadway Avenue, Maryville, TN 37804	Restaurants	Secured Loan	5, 6	1M L + 12.00%, 13.25% Floor (13.25%), (7.25% Cash + 6.00% PIK)	02/24/2021	02/24/2025	4,138	4,138	3,881
Ruby Tuesday Operations LLC 333 E. Broadway Avenue, Maryville, TN 37804	Restaurants	Warrants	5, 7	n/a	02/24/2021	n/a	311,697	—	531
Summit Midstream Holdings, LLC 910 Louisiana Street, Suite 4200, Houston, TX 77002	Oil & Gas	Unsecured Bond		5.75%	03/23/2021	04/15/2025	3,000	2,496	2,753
Summit Midstream Partners LP 910 Louisiana Street, Suite 4200, Houston, TX 77002	Oil & Gas	Preferred Equity	7	n/a	06/03/2021	n/a	1,500,000	1,068	1,189	1.05%
Target Hospitality Corp. 2170 Buckthorne Place, Suite 440 The Woodlands, TX 77380	Hospitality	Corporate Bond		9.50%	05/13/2021	03/15/2024	4,000	3,997	4,059
Tensar Corporation 2500 Northwinds Parkway, Suite 500 Alpharetta, GA 30009	Construction Materials Manufacturing	2nd Lien, Secured Loan	5	3M L + 12.00%, 13.00% Floor (13.00%)	11/20/2020	02/20/2026	10,000	9,687	9,848

Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity	Par Amount / Quantity	Cost	Fair Value	Percentage of Class(15)
TRU (UK) Asia Limited Cannon Place, 78 Cannon Street, London, EC4N 6AF	Retail	Common Equity	5, 7, 10	n/a	07/21/2017	n/a	626,954	20,041	6,760	1.63%
TRU (UK) Asia Limited Liquidating Trust Cannon Place, 78 Cannon Street, London, EC4N 6AF	Retail	Common Equity	5, 7	n/a	07/21/2017	n/a	16,000	900	789	2.75%
Vantage Specialty Chemicals, Inc. 1751 Lake Cook Rd., Suite 550 Deerfield, IL 60015	Chemicals	Term Loan		3M L + 8.25%, 9.25% Floor (9.25%)	06/08/2021	10/26/2025	615	596	593
Viasat, Inc. 6155 El Camino Real Carlsbad, CA 92009	Specialty Finance	Receivable	5	n/a	06/02/2021	09/15/2021	3,000	2,650	2,994
W&T Offshore, Inc. 5718 Westheimer Road, Suite 700, Houston, TX 77057	Oil & Gas	Corporate Bond	10	9.75%	05/05/2021	11/01/2023	3,000	2,697	2,910
Investments in Special Purpose Acquisition Companies
Accelerate Acquisition Corp. 51 John F. Kennedy Parkway, Short Hills, NJ 07078	Special Purpose Acquisition Company	Investment Units	7, 10	n/a	03/18/2021	n/a	30,000	300	303	0.08%
Ares Acquisition Corporation 245 Park Avenue, 44th Floor, New York, NY 10167	Special Purpose Acquisition Company	Common Equity	7, 10	n/a	02/02/2021	n/a	99,790	980	973	0.10%
Ares Acquisition Corporation 245 Park Avenue, 44th Floor, New York, NY 10167	Special Purpose Acquisition Company	Warrants	7, 10	n/a	02/02/2021	n/a	20,000	18	25	0.10%
Austerlitz Acquisition Corporation I 1701 Village Center Circle, Las Vegas, NV 89134	Special Purpose Acquisition Company	Common Equity	7, 10	n/a	02/26/2021	n/a	47,500	463	471	0.07%
Austerlitz Acquisition Corporation I 1701 Village Center Circle, Las Vegas, NV 89134	Special Purpose Acquisition Company	Warrants	7, 10	n/a	02/26/2021	n/a	12,500	12	22	0.07%
Austerlitz Acquisition Corporation II 1701 Village Center Circle, Las Vegas, NV 89134	Special Purpose Acquisition Company	Common Equity	7, 10	n/a	02/26/2021	n/a	49,899	487	486	0.04%
Austerlitz Acquisition Corporation II 1701 Village Center Circle, Las Vegas, NV 89134	Special Purpose Acquisition Company	Warrants	7, 10	n/a	02/26/2021	n/a	12,500	12	16	0.01%
GigCapital4, Inc. 1731 Embarcadero Road, Palo Alto, CA 94303	Special Purpose Acquisition Company	Common Equity	7, 10	n/a	02/09/2021	n/a	25,000	244	246	0.05%
GigCapital4, Inc. 1731 Embarcadero Road, Palo Alto, CA 94303	Special Purpose Acquisition Company	Warrants	7, 10	n/a	02/09/2021	n/a	8,333	6	9	0.07%
Jaws Mustang Acquisition Corporation 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139	Special Purpose Acquisition Company	Common Equity	7, 10	n/a	02/02/2021	n/a	19,997	195	195	0.02%

Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity	Par Amount / Quantity	Cost	Fair Value	Percentage of Class(15)
Jaws Mustang Acquisition Corporation 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139	Special Purpose Acquisition Company	Warrants	7, 10	n/a	02/02/2021	n/a	6,250	7	8	0.02%
Oyster Enterprises Acquisition Corp. 777 South Flagler Drive, Suite 800W, West Palm Beach, FL 33401	Special Purpose Acquisition Company	Common Equity	7, 10	n/a	01/20/2021	n/a	25,000	243	242	0.11%
Oyster Enterprises Acquisition Corp. 777 South Flagler Drive, Suite 800W, West Palm Beach, FL 33401	Special Purpose Acquisition Company	Warrants	7, 10	n/a	01/20/2021	n/a	12,500	7	8	0.07%
Soaring Eagle Acquisition Corp. 955 Fifth Avenue, New York, NY 10075	Special Purpose Acquisition Company	Common Equity	7, 10	n/a	02/24/2021	n/a	20,000	189	199	0.01%
Soaring Eagle Acquisition Corp. 955 Fifth Avenue, New York, NY 10075	Special Purpose Acquisition Company	Warrants	7, 10	n/a	02/24/2021	n/a	5,000	13	17	0.01%
Spartan Acquisition Corp. III 9 West 57th Street, 43rd Floor, New York, NY 10019	Special Purpose Acquisition Company	Common Equity	7, 10	n/a	02/09/2021	n/a	40,000	389	391	0.07%
Spartan Acquisition Corp. III 9 West 57th Street, 43rd Floor, New York, NY 10019	Special Purpose Acquisition Company	Warrants	7, 10	n/a	02/09/2021	n/a	10,000	11	12	0.07%
Virgin Group Acquisition Corp. II 65 Bleecker Street, 6th Floor, New York, NY 10012	Special Purpose Acquisition Company	Investment Units	7, 10	n/a	03/23/2021	n/a	25,000	250	251	0.07%
VPC Impact Acquisition Holdings II 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606	Special Purpose Acquisition Company	Common Equity	7, 10	n/a	03/05/2021	n/a	40,000	393	391	0.16%
VPC Impact Acquisition Holdings II 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606	Special Purpose Acquisition Company	Warrants	7, 10	n/a	03/05/2021	n/a	10,000	7	12	0.16%
VPC Impact Acquisition Holdings III 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606	Special Purpose Acquisition Company	Common Equity	7, 10	n/a	03/05/2021	n/a	35,560	349	352	0.14%
VPC Impact Acquisition Holdings III 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606	Special Purpose Acquisition Company	Warrants	7, 10	n/a	03/05/2021	n/a	10,000	7	16	0.16%
Miscellaneous	Special Purpose Acquisition Company	Equity	10, 14	n/a	n/a	n/a	n/a	5,017	5,032
Total Investments in Special Purpose Acquisition Companies								9,599	9,677

Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity	Par Amount / Quantity	Cost	Fair Value	Percentage of Class(15)

Total Investments excluding Short-Term Investments (228.47% of Net Assets)								305,675	209,433
Short-Term Investments
United States Treasury	Short Term	Treasury Bill		0.00%	06/30/2021	09/30/2021	120,000	119,987	119,984
Total Short-Term Investments (130.89% of Net Assets)								119,987	119,984
TOTAL INVESTMENTS (359.36% of Net Assets)			13					$425,662	$329,417
Other Liabilities in Excess of Assets (259.36% of Net Assets)									$(237,750)
NET ASSETS									$91,667
(1)
The Company’s investments are generally acquired in private transactions exempt from registration under the Securities Act and, therefore, are generally subject to limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

(2)
A majority of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) and which is reset daily, monthly, quarterly or semiannually. For each debt investment, the Company has provided the interest rate in effect as of period end. If no reference to LIBOR is made, the rate is fixed. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate. The one month (“1M”) LIBOR as of period end was 0.10%. The two month (“2M”) LIBOR as of period end was 0.13%. The three month (“3M”) LIBOR as of period end was 0.15%. The six month (“6M”) LIBOR as of period end was 0.16%.

(3)
“Controlled Investments” are investments in those companies that are “Controlled Investments” of the Company, as defined in the Investment Company Act. A company is deemed to be a “Controlled Investment” of the Company if the Company owns more than 25% of the voting securities of such company.

(4)
“Affiliate Investments” are investments in those companies that are “Affiliated Companies” of ours, as defined in the Investment Company Act, which are not “Controlled Investments.” A company is deemed to be an “Affiliate” of ours if we own 5% or more, but less than 25%, of the voting securities of such company.

(5)	Investments classified as Level 3 whereby fair value was determined by our Board of Directors.
(6)
Security pays, or has the option to pay, some or all of its interest in kind. As of June 30, 2021, each of the Avanti Communications Group, plc secured debt pay in kind ("PIK") and the rates above reflect the PIK interest rates. As of June 30, 2021, the Ruby Tuesday Operations, LLC secured loan pays a portion of its interest in kind as described above.

(7)	Non-income producing security.
(8)	Investment was on non-accrual status as of period end.
(9)	The interest rate on these loans includes a default interest rate.
(10)
Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. Of the Company’s total assets, 22.2% were non-qualifying assets as of period end.

(11)
Security exempt from registration pursuant to Rule 144A under the Securities Act. Such security may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration.

(12)
Under the terms of the credit agreement, this investment has an exit fee which requires the borrower to pay, in connection with each prepayment or other repayment a fee equal to 2.50% of the amount being repaid.

(13)
As of period end, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,690; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $111,970; the net unrealized depreciation was $(97,280); the aggregate cost of securities for Federal income tax purposes was $426,697.

(14)	Represents previously undisclosed unrestricted securities, which the Company has held for less than one year.
(15)	Percentage of class held refers only to equity held, if any, calculated on a fully diluted basis.

MANAGEMENT
Information about our management included under the captions “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Part III, Item 10, Item 11 and Item 12, respectively, of our most recent Annual Report on Form 10-K is incorporated herein by reference.
Our Portfolio Managers
GECM manages our portfolio. We consider Peter A. Reed, who serves as our Chief Executive Officer, and Matt Kaplan to be our portfolio managers. GECM’s investment team does not receive any direct compensation from us in connection with the management of our portfolio. GECM’s investment personnel may be compensated through: (1) annual base salary; (2) cash bonuses; and (3) equity in GEG.
Peter A. Reed has been our President and Chief Executive Officer since inception and is the current Chairman of our Board. Mr. Reed is Chief Investment Officer of GECM, a position he has held since November 2016, and Chief Executive Officer of GEG and has served as one of GEG’s directors since May 2015. Mr. Reed is a member of the board of managers of Prestige Capital Finance, LLC, since March 2021. Mr. Reed previously served on the board of directors of Avanti, Nebraska Book Holdings, Inc. and International Wire Group Holdings, Inc. Mr. Reed served as a Partner and Portfolio Manager of MAST Capital from August 2004 to September 2017. Prior to joining MAST Capital in 2004, Mr. Reed was an investment banking analyst at Brown, Gibbons, Lang & Company where he worked on mergers and acquisitions, in-court and out-of-court financial restructurings, and debt and equity private placements for middle-market companies. Mr. Reed is an “interested person” of GECC as defined in the Investment Company Act due to his position as President and Chief Executive Officer and as Chief Investment Officer of GECM, our investment adviser.
Matt Kaplan is a Portfolio Manager for GECM as well as a Managing Director of IACM focused on investment opportunities across the capital structure. Matt Kaplan joined ICAM in 2020 after spending four years at Citadel from 2015-2019 investing in special situations and event-driven credit and equities. Matt Kaplan previously worked in Research with Imperial Capital US from 2007-2014 and moved to Imperial Capital UK from 2014-2015.
Other Accounts Managed
As of December 31, 2020, GECM was primarily responsible for the day-to-day management of one pooled investment fund and three separately managed accounts for an institutional investor.
Name of Investment Committee Voting Member	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets (in millions)	Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)
Peter A. Reed	Registered Investment Companies:	None	None	None	None
	Other Pooled Investment Vehicles:	1	$6.6	1	$6.6
	Other Accounts:	3	$8.7	3	$8.7
Matt Kaplan	Registered Investment Companies:	None	None	None	None
	Other Pooled Investment Vehicles:	1	$6.6	1	$6.6
	Other Accounts:	3	$8.7	3	$8.7
Portfolio Managers’ Material Conflicts of Interest
Certain of our executive officers and directors, and the members of the investment committee of GECM, serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business as GECC or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Further, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with GEG.

Although funds managed by GECM may have different primary investment objectives than us, they may from time to time invest in asset classes similar to those we target. GECM is not restricted from raising an investment fund with investment objectives similar to ours. Any such funds may also, from time to time, invest in asset classes similar to those we target. GECM will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any duties owed to us and such other funds. Nevertheless, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by investment managers affiliated with GECM. We have received exemptive relief from the SEC that allows us to co-invest, together with other investment vehicles managed by GECM, in specific investment opportunities in accordance with the terms of the order granting such relief.
We pay management and incentive fees to GECM, and reimburse GECM for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. GECM’s management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds and other forms of leverage) and GECM may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness.
The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.
The Investment Management Agreement renews for successive annual periods if approved by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. However, we and GECM each have the right to terminate the agreement without penalty upon 60-days’ written notice to the other party. Moreover, conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation. Except in limited circumstances, any material change to the Investment Management Agreement must be submitted to our stockholders for approval under the Investment Company Act, and we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.
As a result of the arrangements described above, there may be times when our management team has interests that differ from those of our stockholders, giving rise to a conflict.
Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions we make, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations. In selecting and structuring investments appropriate for us, GECM will consider our investment and tax objectives and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.
We may also have conflicts of interest arising out of the investment advisory activities of GECM. GECM may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by GECM or any of its affiliates for a particular investment opportunity, GECM will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal investment allocation policies, (2) the requirements of the Advisers Act and (3) restrictions under the Investment Company Act regarding co-investments with affiliates.
Ownership of Securities
As of December 31, 2020, the dollar range of our equity securities beneficially owned by (i) Peter A. Reed was between $500,001–$1,000,000, based on the closing price for our common stock of $3.60 on December 31, 2020 and (ii) Matt Kaplan was none.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information included under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our most recent Annual Report on Form 10-K and Part I, Item 2 of our most recent Quarterly Report on Form 10-Q is incorporated herein by reference.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK
The information included under the caption “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of our most recent Annual Report on Form 10-K and Part I, Item 3 of our most recent Quarterly Report on Form 10-Q is incorporated herein by reference.

PLAN OF DISTRIBUTION
The Secondary Shares covered by this prospectus may be offered and sold from time to time by the selling stockholders. The term “selling stockholders” includes pledgees, donees, assignees, transferees or other successors-in-interest selling shares received after the date of this prospectus from any of the selling stockholders as a gift, pledge, partnership distribution or other non-sale related transfer. Each selling stockholder will act independently of us in making decisions with respect to the timing, manner and size of each sale. Such sales may be made on one or more exchanges or in the over-the-counter market or otherwise, at prices and under terms then prevailing or at prices related to the then-current market price or in negotiated transactions. Each selling stockholder may sell its shares by one or more of, or a combination of, the following methods:
•	an underwritten offering;
•	purchases by a broker-dealer as principal and resale by such broker-dealer for its own account pursuant to this prospectus;
•	ordinary brokerage transactions and transactions in which the broker solicits purchasers;
•	block trades in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•	an over-the-counter distribution in accordance with Nasdaq rules;
•	in privately negotiated transactions;
•	in options transactions; and
•	any other method permitted by applicable law.
In addition, any Secondary Shares that qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than pursuant to this prospectus. If the selling stockholder uses one or more underwriters in the sale, such underwriter(s) will acquire the Secondary Shares for their own account. The underwriter(s) may resell the Secondary Shares in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale.
To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution, including the names of any underwriters, the purchase price and the proceeds a selling stockholder will receive from the sale, any underwriting discounts and other items constituting underwriters’ compensation, any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers, and any other information we believe to be material.
In connection with distributions of the Secondary Shares or otherwise, one or more selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the common stock in the course of hedging the positions they assume with the applicable selling stockholder. A selling stockholder may also sell the common stock short and redeliver the shares to close out such short positions. A selling stockholder may also enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). A selling stockholder may also pledge shares to a broker-dealer or other financial institution, and, upon a default, such broker-dealer or other financial institution may effect sales of the pledged shares pursuant to this prospectus (as supplemented or amended to reflect such transaction).
In effecting sales, broker-dealers or agents engaged by one or more selling stockholders may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the selling stockholder in amounts to be negotiated immediately prior to the sale. In offering the Secondary Shares, any broker-dealers who execute sales for the selling stockholder may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. The compensation of any broker-dealer may be deemed to be underwriting discounts and commissions. The specific terms of the lock-up provisions, if any, in respect of any given offering will be described in the applicable prospectus supplement.
In order to comply with the securities laws of certain states, if applicable, the Secondary Shares must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states the

Secondary Shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.
We advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of such selling stockholder and its affiliates. In addition, we will make copies of this prospectus available to the selling stockholder for the purpose of satisfying the prospectus delivery requirements of the Securities Act.
At the time a particular offer of Secondary Shares is made, if required, a prospectus supplement will be distributed that will set forth the number of Secondary Shares being offered, the method of distribution and the terms of the offering, including the name or names of any underwriters, dealers or agents, the purchase price paid by any underwriter, any discount, commission and other item constituting compensation, any discount, commission or concession allowed or reallowed or paid to any dealer, and the proposed selling price to the public.
The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares pursuant to the registration statement of which this prospectus forms a part. Upon our notification by the selling stockholders that any material arrangement has been entered into with an underwriter or broker-dealer for the sale of shares through a block trade, special offering, exchange distribution, secondary distribution or a purchase by an underwriter or broker-dealer pursuant to the registration statement of which this prospectus forms a part, we will file a supplement to this prospectus, if required, pursuant to Rule 497 under the Securities Act, disclosing certain material information, including:
•	the name of the selling stockholder;
•	the number of Secondary Shares being offered;
•	the terms of the offering;
•	the names of the participating underwriters, broker-dealers or agents;
•	any discounts, commissions or other compensation paid to underwriters or broker-dealers and any discounts, commissions or concessions allowed or reallowed or paid by any underwriters to dealers;
•	the public offering price; and
•	other material terms of the offering.
In addition, upon being notified by the selling stockholders that a donee, pledgee, transferee, other successor-in-interest intends to sell shares, we will, to the extent required, promptly file a supplement to this prospectus to name specifically such person as a selling stockholder.
If underwriters are used in a firm commitment underwriting, the selling stockholders will execute an underwriting agreement with those underwriters relating to the Secondary Shares that the selling stockholders will offer. Unless otherwise set forth in a prospectus supplement, the obligations of the underwriters to purchase the Secondary Shares will be subject to conditions. The underwriters, if any, will purchase such shares on a firm commitment basis and will be obligated to purchase all of such Secondary Shares.
The Secondary Shares subject to the underwriting agreement will be acquired by the underwriters for their own account and may be resold by them from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Underwriters may be deemed to have received compensation from the selling stockholders in the form of underwriting discounts or commissions and may also receive commissions from the purchasers of these shares of common stock for whom they may act as agent. Underwriters may sell these shares to or through dealers. These dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
The selling stockholders may authorize underwriters to solicit offers by institutions to purchase the shares of common stock subject to the underwriting agreement from the selling stockholders at the public offering price stated in a prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. If the selling stockholders sell Secondary Shares pursuant to these delayed delivery contracts, the prospectus supplement will state that as well as the conditions to which these delayed delivery contracts will be subject and the commissions payable for that solicitation.
The applicable prospectus supplement will set forth whether or not underwriters may over-allot or effect transactions that stabilize, maintain or otherwise affect the market price of the Secondary Shares at levels above those that might otherwise prevail in the open market, including, for example, by entering stabilizing bids, effecting syndicate covering transactions or imposing penalty bids. Underwriters are not required to engage in any of these activities, or to continue such activities if commenced.
The selling stockholders may also enter into hedging transactions with broker-dealers. In connection with such transactions, broker-dealers of other financial institutions may engage in short sales of our common stock in the course of hedging the positions they assume with the selling stockholders. The selling stockholders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). The selling stockholders and any underwriters, dealers or agents participating in a distribution of the shares may be deemed to be “underwriters” within the meaning of the Securities Act, and any profit on the sale of the shares by the selling stockholders and any commissions received by broker-dealers may be deemed to be underwriting commissions under the Securities Act.
In the ordinary course of their business activities, any underwriter, broker-dealer or agent and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities and instruments. Such investment and securities activities may involve our securities and other instruments. Any underwriter, broker-dealer or agent and their respective affiliates may also engage in transactions with or perform services for us or provide other types of financing to us in the ordinary course of their business.
The selling stockholders will pay all fees and expenses incurred in connection with the registration and offering of the Secondary Shares pursuant to the Registration Rights Agreement, including all registration and filing fees, any other regulatory fees, printing and delivery expenses, listing fees and expenses, fees and expenses of counsel, independent certified public accountants, any special experts retained by us, and any underwriting discounts and commissions and transfer taxes.
We and the selling stockholders each may agree to indemnify an underwriter, broker-dealer or agent against certain liabilities related to the sale by the selling stockholders of our common stock, including liabilities arising under the Securities Act.
To the extent required, this prospectus may be amended and/or supplemented from time to time to describe a specific plan of distribution. Instead of selling the Secondary Shares under this prospectus, the selling stockholders may sell Secondary Shares in compliance with Rule 144 under the Securities Act, if available, or pursuant to other available exemptions from the registration requirements of the Securities Act.
To comply with applicable state securities laws, the Secondary Shares will be sold, if necessary, in such jurisdictions only through registered or licensed brokers or dealers. In addition, the Secondary Shares may not be sold in some states absent registration or pursuant to an exemption from applicable state securities laws.

SELLING STOCKHOLDERS
This prospectus relates to 9,376,223 shares being offered for resale on behalf of the selling stockholders identified below. We are registering the shares to permit the selling stockholders to resell the shares when and as they deem appropriate. The following table sets forth:
•	the name of the selling stockholders;
•	the number and percent of shares of our common stock that the selling stockholders beneficially owned prior to the offering for resale of the shares under this registration statement;
•
the number of shares of our common stock that may be offered for resale for the account of the stockholders under this registration statement, some or all of which shares may be sold pursuant to this prospectus and any prospectus supplement; and

•
the number and percent of shares of our common stock to be beneficially owned by the selling stockholders after an offering under this registration statement (assuming all of the offered resale shares are sold by the selling stockholder).

The number of shares in the column “Number of Shares Being Offered” represents all of the shares that each selling stockholder may offer under this registration statement. We do not know how long a selling stockholder will hold the shares before selling them or how many shares it will sell and we currently have no agreements, arrangements or understandings with the stockholder regarding the sale of any of the shares under this registration statement. The shares offered by this prospectus may be offered from time to time by the selling stockholder listed below.
This table is prepared solely based on information supplied to us by the listed stockholder and any public documents filed with the SEC, and assumes the sale of all of the resale shares. For the purposes of calculating percentages of beneficial ownership, as of the close of business on September 21, 2021, after giving effect to the issuance of 3,397,436 shares of common stock to Lenders Funding, LLC, 26,905,668 shares of common stock were issued and outstanding.
Stockholder	Shares Beneficially Owned Prior to Offering		Number of Shares Being Offered	Shares Beneficially Owned After Offering
	Number	Percent		Number	Percent
Great Elm Group, Inc.(1) 800 South Street, Suite 230 Waltham, Massachusetts 02453	5,978,787(2)	22.2%	5,978,787	—	—
Lenders Funding, LLC 523 A Avenue Coronado, California 92118	3,397,436(3)	12.6%	3,397,436	—	—
(1)	GEG is the parent company of GECM.
(2)
In connection with the Formation Transactions, GEC, a subsidiary of GEG, acquired 1,966,667 shares of our common stock pursuant to the Subscription Agreement. On September 28, 2020, GEC exercised in full its primary subscription rights, which were issued to holders of our common stock on September 4, 2020 in connection with the Rights Offering, and acquired 2,103,194 shares of our common stock. On September 28, 2020, Great Elm Opportunities Fund I, LP, a Delaware limited partnership (“GEOF”), over which GEG has shared voting and dispositive power, exercised certain of its primary subscription rights, which were issued to holders of our common stock on September 4, 2020 in connection with the Rights Offering, and acquired 151,894 shares of our common stock. On October 1, 2020, GEC acquired 863,337 shares of our common stock in connection with the Rights Offering pursuant to an over-subscription privilege. Between May 15, 2020 and January 21, 2021, GEC and GEOF, collectively, acquired 904,949 shares of our common stock as a result of stock dividends. On February 5, 2021, GEG disposed of 11,254 shares of our common stock by way of equity compensation for an officer of GECM.

(3)
Lenders Funding, LLC (“LF”) acquired 3,397,436 shares of our common stock in a private placement exempt from registration under Section 4(a)(2) of the Securities Act in connection with our acquisition of 53% of the membership interests of LF. LF purchased 833,333 shares of our common stock for an aggregate principal amount of $3.25 million and LF acquired 2,564,103 shares of our common stock in exchange for a promissory note in aggregate principal amount of $10.0 million.

Shares of our common stock sold by the selling stockholders will generally be freely tradable. Sales of substantial amounts of our common stock, including by the selling stockholders, or the availability of such common stock for sale, whether or not sold, could adversely affect the prevailing market prices for our common stock.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
Mr. Reed serves as a Chief Executive Officer and a member of the board of directors of GEG, in addition to being our Chief Executive Officer and Chief Investment Officer of GECM. Mr. Kleinman serves as President and Chief Operating Officer of GEG, in addition to being our Chief Compliance Officer and Secretary. After giving effect to the issuance of 3,397,436 shares of common stock to Lenders Funding, LLC, GEG owns approximately 22.2% of our outstanding shares of common stock.
In addition, certain of our executive officers and directors and the members of GECM’s investment committee serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business as GECC or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with GEG.
We entered into a license agreement with GEG pursuant to which GEG granted us a non-exclusive, royalty-free license to use the name “Great Elm Capital Corp.” Under the license agreement, we have a right to use the “Great Elm Capital Corp.” name and logo for so long as GECM, or an affiliate thereof, remains our investment adviser.
We are party to the Investment Management Agreement with GECM, which is wholly-owned by GEG. Subject to the overall supervision of our Board, GECM manages our day-to-day operations and provides investment advisory and management services to us pursuant to the Investment Management Agreement. We pay GECM a fee for investment management services, which consisted of $2.5 million in base management fees and $1.0 million in incentive fees (the incentive fees were deferred in accordance with the Investment Management Agreement) for the fiscal year ended December 31, 2020, and $3.0 million in base management fees and $2.7 million in incentive fees for the year ended December 31, 2019.
We are also party to the Administration Agreement with GECM. Pursuant to the Administration Agreement, GECM furnishes us with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as our administrator. We bear all costs and expenses that are incurred in our operation and transactions and not specifically assumed by GECM pursuant to the Investment Management Agreement. For the fiscal years ended December 31, 2020 and 2019, the Company reimbursed GECM in the amount of $0.7 million and $1.0 million, respectively, for services provided under the Administration Agreement.
GECM has entered into a shared services agreement with ICAM, pursuant to which ICAM will make available to GECM certain employees of ICAM, including Matt Kaplan, a member of GECM’s investment committee, to provide services to GECM in exchange for reimbursement by GECM of the allocated portion of such employees’ time.
On September 20, 2021, we entered into a Membership Interest Purchase Agreement with Lenders Funding, LLC (“LF”), pursuant to which we acquired a majority equity interest in LF, a wholesale lending and participant funding business. At the closing: (i) we paid $7.25 million in cash to LF, $3.25 million of which was used to purchase 833,333 newly issued shares of our common stock at net asset value and (ii) we issued 2,564,103 shares of our common stock to LF at net asset value in exchange for a promissory note in aggregate principal amount of $10.0 million payable by LF to us. The issuance of the shares was a private placement exempt from registration under Section 4(a)(2) of the Securities Act. All of the proceeds from the transaction were retained by LF to support the growth of the business.
We have established a written policy to govern the review of potential related party transactions. GECM, our Chief Compliance Officer, and any other officers designated by us are required to review the facts and circumstances of transactions with certain affiliates, and to screen any such transactions, for potential compliance issues under Section 57(h) of the Investment Company Act.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The following table sets forth, as of the close of business on September 24, 2021, certain information regarding the beneficial ownership of our common stock by:
•	each of the directors and named executive officers for the fiscal year ended December 31, 2020;
•	all of our current executive officers and directors as a group; and
•	each person known by us to be beneficial owners of 5% or more of our outstanding common stock.
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act, and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own more than 5% of our common stock is based upon Schedule 13G and Schedule 13D filings filed by such persons with the SEC and other information obtained from such persons, if available. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.
Except as indicated in the footnotes to this table and under applicable community property laws, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock. For the purposes of calculating percentages of beneficial ownership, as of the close of business on September 21, 2021, after giving effect to the issuance of 3,397,436 shares of common stock to Lenders Funding, LLC, 26,905,668 shares of common stock were issued and outstanding.
The address for each of our current directors and executive officers is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.
	Shares Beneficially Owned	Percent of Class
Interested Directors
Peter A. Reed	264,504	*
Erik A. Falk(1)	0	*
Independent Directors
Michael C. Speller	36,559	*
Mark Kuperschmid(2)	35,917	*
Randall Revell Horsey	26,041	*

Executive Officers
Adam Kleinman	79,496	*
Keri Davis	13,552	*
Directors and executive officers as a group (7 persons)	456,069	1.7%

5% Beneficial Owners
Great Elm Group, Inc.(3)	5,978,787	22.2%
Lenders Funding, LLC	3,397,436	12.6%
Entities affiliated with Imperial Capital Asset Management, LLC(4)	2,170,115	8.1%
Entities affiliated with Northern Right Capital Management, L.P.(5)	1,356,819	5.0%
*	Represents less than 1%.
(1)	Mr. Falk joined the Board in March 2021.
(2)
Represents shares held by Benmark Investments LLC (1568 Columbus Ave., Burlingame, California 94010). Mr. Kuperschmid disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(3)
Great Elm Group, Inc. is the beneficial owner of 5,978,787 shares of our common stock, including 5,539,724 shares of our common stock of which it has sole voting and dispositive power and 439,063 shares of our common stock of which it has shared voting and dispositive power. The address for Great Elm Group, Inc. is 800 South Street, Suite 230, Waltham, MA 02453.

(4)
Based on information furnished in a Schedule 13G/A filed with the SEC on February 16, 2021, jointly by ICAM, Long Ball Partners, LLC (“Long Ball”), IC Leverage Income Fund, LLC (“IC Leverage”), Imperial Capital Group Holdings II, LLC (“Imperial Holdings II”), Imperial Capital Group Holdings, LLC (“Imperial Holdings”), Jason Reese, and Randall Wooster. ICAM and Long Ball reported shared voting and dispositive power over 678,721 shares of our common stock; Imperial Holdings and Mr. Wooster reported shared voting and dispositive power over 1,491,394 shares of our common stock; IC Leverage reported shared voting and dispositive power over 289,975 shares of our common stock; Imperial Holdings II reported shared voting and dispositive power over 1,201,419 shares of our common stock; and Mr. Reese reported shared voting and dispositive power over 2,170,115 shares of our common stock.
(5)
Based on information provided to the Company and furnished in a Schedule 13G/A filed with the SEC on February 16, 2021, jointly by Northern Right Capital Management, L.P. (“Northern Right”), Northern Right Capital (QP), L.P. (“Northern Right QP”), NRC Partners I, LP (“NRC”), BC Advisors, LLC (“BCA”) and Matthew A. Drapkin. Each of Northern Right, BCA and Mr. Drapkin reported shared voting and dispositive power over 1,356,819 shares of our common stock; Northern Right QP reported shared voting and dispositive power over 604,612 shares of our common stock; and NRC reported shared voting and dispositive power over 284,010 shares of our common stock.

DETERMINATION OF NET ASSET VALUE
We determine the net asset value of GECC each quarter by subtracting our total liabilities from the fair value of our gross assets.
We value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our Board. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (1) are independent of us; (2) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary); (3) are able to transact for the asset; and (4) are willing to transact for the asset (that is, they are motivated but not forced or otherwise compelled to do so).
Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short-term debt investments with remaining maturities within 90 days are generally valued at amortized cost, which approximates fair value.
Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, are valued at fair value using a valuation process consistent with our Board-approved policy. Our Board approves in good faith the valuation of our portfolio as of the end of each quarter. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may impact the market quotations used to value some of our investments.
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.
No action will be required on the part of a registered stockholder to have his or her cash distribution reinvested in our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for common stock acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such common stock in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to each applicable record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
Those stockholders whose common stock are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We intend to use primarily newly issued common stock to implement the plan to the extent our common stock is trading at a premium to net asset value per share of the common stock. In the case that such newly issued common stock is used to implement the plan, the number of common stock to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the date fixed by the Board for such purposes. Market price per share on that date will be the closing price for such common stock on the national securities exchange on which our common stock is then listed or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. Notwithstanding the foregoing, we reserve the right to instruct the plan administrator to purchase our common stock in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to each stockholder who has not so elected to receive cash distributions in cash in the manner set forth above for issuance of new common stock, substituting where applicable the average purchase price, excluding any brokerage charges or other charges, of all common stock purchased in the open market in lieu of the market price per share. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional common stock will be issued has been determined and elections of our stockholders have been tabulated.
The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the common stock held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15 plus a per share brokerage commission from the proceeds.
Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the common stock is credited to the U.S. stockholder’s account.
We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York 11219 or by phone at (800) 937-5449.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of certain U.S. federal income tax considerations applicable to us and to an investment in the Secondary Shares. This summary is subject to differing interpretation or change by legislative or administrative action, and any such differing interpretation or change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, including stockholders subject to the alternative minimum tax, financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding the Secondary Shares in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or stockholders who contribute assets to us in exchange for the Secondary Shares. This discussion assumes that the stockholders hold the Secondary Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. No ruling has been or will be sought from the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our stockholders. Stockholders are urged to consult their tax advisors to determine the U.S. federal, state, local and foreign tax consequences to them of investing in the Secondary Shares.
The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their tax advisors to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in us.
Taxation of GECC
A discussion of taxation of GECC is included under “The Company—Certain Federal Income Tax Matters.”
Taxation of U.S. stockholders
For purposes of this discussion, a “U.S. stockholder” (or in this section, a “stockholder”) is a holder or a beneficial holder of the Secondary Shares which is for U.S. federal income tax purposes (1) a person who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof, or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity or arrangement classified as a partnership for U.S. tax purposes holds the Secondary Shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring the Secondary Shares, and partners in such partnerships, should consult their tax advisors. Prospective investors that are not U.S. stockholders should refer to the section “Non-U.S. Stockholders” below and are urged to consult their tax advisors with respect to the U.S. federal income tax consequences of an investment in the Secondary Shares, including the potential application of U.S. withholding taxes.
Distributions we pay to you from our ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned the Secondary Shares. For non-corporate stockholders, capital gains dividends are currently taxed at preferential rates. Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year.

Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your Secondary Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the Secondary Shares are held as a capital asset).
If we retain any net capital gain, we may designate the retained amounts as undistributed capital gain in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gain, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. A stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In addition, the tax basis of the Secondary Shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gain and (ii) the stockholder’s proportionate share of the corporate tax paid by us.
Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. We have the ability to declare a large portion of a dividend in shares of our stock. In August of 2017, the IRS promulgated guidance stating that as long as 20% of the dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock.
If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.
A stockholder will recognize gain or loss on the sale or exchange of the Secondary Shares in an amount equal to the difference between the stockholder’s adjusted basis in the Secondary Shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of the Secondary Shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if those shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of the Secondary Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of the Secondary Shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.
Non-corporate stockholders with income in excess of certain thresholds are, in general, subject to an additional tax on their “net investment income,” which ordinarily includes taxable distributions from us and taxable gain on the disposition of the Secondary Shares.
We may be required to withhold U.S. federal income tax (“backup withholding”), from all taxable distributions to any non-corporate stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.
Withholding at a rate of 30% is generally required on dividends in respect of, and gross proceeds from the sale of shares of, the Secondary Shares held by or through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. However, the IRS has issued proposed Treasury Regulations that eliminate this withholding on payments of gross proceeds (but not on dividends). Pursuant to the preamble to the proposed Treasury Regulations, we and any other applicable withholding agent may (but are not required to) rely on this proposed change until final Treasury Regulations are issued or until such proposed Treasury Regulations are rescinded. We will not pay any additional amounts in respect to any amounts withheld.
Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Stockholders should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Secondary Shares.
Taxation of non-U.S. stockholders
The following discussion only applies to non-U.S. stockholders. A “non-U.S. stockholder” is a holder or beneficial holder, other than a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes), that is not a U.S. stockholder for U.S. federal income tax purposes. Whether an investment in the Secondary Shares is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. An investment in the Secondary Shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in the Secondary Shares.
Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.
Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gain recognized by a non-U.S. stockholder upon the sale of the Secondary Shares, generally will not be subject to U.S. federal withholding tax and will not be subject to U.S. federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States) or, in the case of an individual, is present in the United States for 183 days or more during a taxable year.
Under certain legislation, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. stockholders to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. No assurance can be given that we will distribute any interest-related or short-term capital gain dividends.
If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of the Secondary Shares that are effectively connected with a U.S. trade or business (or, where an applicable treaty applies, are attributable to a permanent establishment in the United States) may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.
Certain provisions of the Code referred to as “FATCA” require withholding at a rate of 30% on dividends in respect of, and gross proceeds from the sale of, the Secondary Shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which the Secondary Shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, the Secondary Shares held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. However, the IRS has issued proposed Treasury Regulations that eliminate FATCA withholding on payments of gross proceeds (but not on dividends). Pursuant to the preamble to the proposed Treasury Regulations, we and any other applicable withholding agent may (but are not required to) rely on this proposed change until final Treasury Regulations are issued or until such proposed Treasury Regulations are rescinded. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. We will not pay any additional amounts to stockholders in respect of any amounts withheld, including amounts withheld pursuant to FATCA. Stockholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in the Secondary Shares.
A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Non-U.S. stockholders may also be subject to information reporting.

DESCRIPTION OF OUR COMMON STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.
Our authorized stock consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock is listed on Nasdaq under the ticker symbol “GECC.” There are no outstanding options or warrants to purchase our common stock. No common stock has been authorized for issuance under any equity compensation plans. Our fiscal year-end is December 31. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
The following are our outstanding classes of securities as of June 30, 2021:
Title of Class	Amount Authorized	Amount Held by GECC or for GECC’s Account	Amount Outstanding Exclusive of Amounts Shown in the Adjacent Column
Common Stock	100,000,000	—	23,508,232(1)
6.50% Notes due 2022(2)	—	—	$30.3 million
6.75% Notes due 2025	—	—	$45.6 million
6.50% Notes due 2024	—	—	$42.8 million
5.875% Notes due 2026(3)	—	—	$50.0 million
(1)	Does not include 3,397,436 shares of common stock issued to Lenders Funding, LLC in September 2021.
(2)	All of the outstanding 5.875% Notes due 2022 were redeemed on July 23, 2021.
(3)	Does not include $7.5 million aggregate principal amount of 5.875% Notes due 2026 that were issued in connection with the partial exercise of the underwriter’s over-allotment option in July 2021.
Under our charter, our Board is authorized to classify and reclassify any unissued stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that a majority of our entire Board, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
All of our common stock has equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights, generally have no appraisal rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such common stock will be unable to elect any director.
Preferred Stock
Our charter authorizes our Board to classify and reclassify any unissued common stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be indirectly borne by our existing stockholders. Under the terms of our charter, our Board is authorized to issue preferred stock in one or more classes or series without stockholder approval. Prior to issuance of common stock of each class or series, the Board is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of our common stock is made, the aggregate involuntary liquidation preference of such preferred stock, together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities, must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock, if any, would vote as a separate class from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.
Our charter authorizes us, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer of GECC or any individual who, while a director or officer of GECC and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee, who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as such and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter requires otherwise, which ours does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. Nevertheless, a court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, in the event that our present or former directors or officers serve another entity as a director, officer, partner or trustee, we expect to obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
Our Board is divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for a three-year term ending at the third annual meeting of stockholders following his or her election and until his or her successor is duly elected and qualifies. Each year, one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our charter and bylaws provide that the affirmative vote of a plurality of the votes cast in the election of directors at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Our Board has the exclusive right to amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by the Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board. Accordingly, except as may be provided by our Board in setting the terms of any class or series of preferred stock, any and all vacancies on our Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.
Our charter provides that, subject to the rights of holders of preferred stock, a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders
Under the Maryland General Corporation Law, unless a corporation’s charter provides otherwise (which our charter does not), stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board or (3) by a stockholder who was a stockholder of record at the record date set by our Board for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving notice by the stockholders as provided for in our bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice provisions of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by or at the direction of our Board or (2) provided that the meeting has been called for the purpose of electing directors, by a stockholder who was a stockholder of record at the record date set by our Board for the purpose of determining stockholders entitled to vote at the special meeting, at the time of giving notice as provided for in our bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed. They may also have the effect of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by our Board and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert to another form of entity, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

However, our charter provides that approval of the following matters requires the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter:
•
amendments to the provisions of our charter relating to the classification of our Board, the power of our Board to fix the number of directors and to fill vacancies on our Board, the vote required to elect or remove a director, the vote required to approve our dissolution, amendments to our charter and extraordinary transactions and our Board exclusive power to amend our bylaws;

•	charter amendments that would convert us from a closed-end company to an open-end company or make our common stock a redeemable security (within the meaning of the Investment Company Act);
•	our liquidation or dissolution or any amendment to our charter to effect any such liquidation or dissolution;
•
any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires be approved by our stockholders; or

•
any transaction between us, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of our directors generally, or any person controlling, controlled by or under common control with, employed by or acting as an agent of, any such person or member of such group, on the other hand.

However, if such amendment, proposal or transaction is approved by a majority of our continuing directors (in addition to approval by our Board), such amendment, proposal or transaction may be approved by a majority of the votes entitled to be cast on such a matter, except that any transaction that would not otherwise require stockholder approval under the Maryland General Corporation Law will not require further stockholder approval unless our charter, our bylaws or the Maryland General Corporation Law requires such approval. I n either event, in accordance with the requirements of the Investment Company Act, any such amendment, proposal or transaction that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the Investment Company Act. The “continuing directors” are defined in our charter as (1) certain of our current directors named therein or (2) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
Our charter and bylaws provide that our Board will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Maryland Control Acquisition Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our entire Board determines that such rights shall apply.
Control Share Acquisitions
The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the Investment Company Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or, if a meeting of stockholders at which the voting rights of the shares are considered and not approved is held, as of the date of such meeting. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Maryland Control Share Acquisition Act does not apply (a) to stock acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future.
Business Combinations
Under Maryland law, the Maryland Business Combination Act provides that certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than common stock held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their stock in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its stock.
The Maryland Business Combination Act permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons as defined in the Investment Company Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the Maryland Business Combination Act only if our Board determines that it would be in our best interests and if the SEC staff does not object to our determination that GECC being subject to the Business Combination Act does not conflict with the Investment Company Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of GECC and increase the difficulty of consummating any offer.
Forum Selection Clause
Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim of breach of any duty owed by any of our directors or officers or other employees to us or to our stockholders, (c) any action asserting a claim against us or any of our directors or officers or other employees arising pursuant to any provision of the Maryland General Corporation Law or our charter or bylaws or (d) any action asserting a claim against us or any of our directors or officers or other employees that is governed by the internal affairs doctrine shall be, in each case, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division.
Waiver of Corporate Opportunity Doctrine
Our charter provides that, we, by resolution of our Board, may renounce any interest or expectancy of ours in (or in being offered an opportunity to participate in) business opportunities that are presented to us or developed by or presented to one of more of our directors or officers.
Conflict with Investment Company Act
Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Maryland Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Maryland Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.
Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to nonpublic personal information about our stockholders to employees of GECM and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities and cash are held in safekeeping by U.S. Bank National Association located at One Federal Street, Third Floor, Boston, Massachusetts 02110. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.

LEGAL MATTERS
Certain legal matters with respect to the Secondary Shares will be passed upon for us by Venable LLP, Baltimore, Maryland.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of December 31, 2020 and December 31, 2019, and our related statements of operations, changes in net assets, cash flows and financial highlights for the years ended December 31, 2020, December 31, 2019 and December 31, 2018, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

WHERE YOU CAN FIND MORE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Secondary Shares offered by this prospectus. The registration statement contains additional information about us and shares of our common stock being offered by this prospectus that is incorporated by reference herein. See “Incorporation by Reference.”
We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. You may also obtain free copies of our annual and quarterly reports and make stockholder inquiries by contacting us at Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453 or by calling us collect at (617) 375-3006. We maintain a website at http://www.greatelmcc.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information, and all information incorporated by reference herein, available, free of charge, on or through such website. Information on our website is not incorporated or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov where such information is available without charge.

INCORPORATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement, if any, is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.
We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement, if any, have been sold or we otherwise terminate the offering of those securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement, if any. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement, if any, and other information previously filed with the SEC. The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:
•
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including the portions of our Definitive Proxy Statement on Schedule 14A that are incorporated by reference into Part III of our Annual Report on Form 10-K for the year ended December 31, 2020;

•	Our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021 and June 30, 2021;
•
Our Current Reports on Form 8-K filed with the SEC on February 24, 2021, March 18, 2021, May 6, 2021, May 21, 2021, June 8, 2021, June 23, 2021, June 23, 2021, August 23, 2021 and September 20, 2021; and

•
The description of our common stock set forth in the registration statement on Form 8-A filed on September 27, 2016, as updated by Exhibit 4.10 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and all amendments and reports filed for the purpose of updating that description.

See “Where You Can Find More Information” for information on how to obtain a copy of these filings.

PART C — OTHER INFORMATION
Item 25.	Financial Statements and Exhibits
Financial Statements
The consolidated financial statements of Great Elm Capital Corp. (the “Registrant”) included in the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the Registrant’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 30, 2021 and June 30, 2021, are incorporated by reference in Part A of this registration statement.
Exhibits
Unless otherwise indicated, all references are to exhibits to the applicable filing by the Registrant under File No. 814-01211 with the Securities and Exchange Commission (the “SEC”).
Exhibit Number	Description
(a)	Amended and Restated Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Form 8-K filed on November 7, 2016)
(b)	Bylaws of the Registrant (incorporated by reference to Exhibit 2 to the Registration Statement on Form N-14 (File No. 333-212817) filed on August 1, 2016)
(d)(1)	Form of certificate for the Registrant’s common stock (incorporated by reference to Exhibit 99.5 to the Registration Statement on Form N-14 (File No. 333-212817) filed on August 1, 2016)
(d)(2)
Indenture, dated as of September 18, 2017, by and between the Registrant and American Stock Transfer & Trust Company, LLC, as trustee (the “Trustee”) (incorporated by reference to Exhibit 4.1 to the Form 8-K/A filed on September 21, 2017)

(d)(3)
Second Supplemental Indenture, dated as of January 19, 2018, by and between the Registrant and the Trustee (incorporated by reference to Exhibit (d)(3) to the post-effective amendment to the Registration Statement on Form N-2 (File No. 333-221882) filed on January 19, 2018)

(d)(4)
Third Supplemental Indenture, dated as of June 18, 2019, by and between the Registrant and the Trustee (incorporated by reference to Exhibit (d)(3) to the post-effective amendment to the Registration Statement on Form N-2 (File No. 333-22706) filed on June 18, 2019)

(d)(5)	Fourth Supplemental Indenture, dated as of June 23, 2021 by and between the Registrant and the Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K filed on June 23, 2021)
(d)(6)
Global Note (6.75% Notes due 2025), dated January 19, 2018 (incorporated by reference to Exhibit (d)(1) to the post-effective amendment to the Registration Statement on Form N-2 (File No. 333-221882) filed on January 19, 2018)

(d)(7)
Global Note (6.50% Notes due 2024), dated June 18, 2019 (incorporated by reference to Exhibit (d)(1) to the post-effective amendment to the Registration Statement on Form N-2 (File No. 333-227605) filed on June 18, 2019)

(d)(8)	Global Note (5.875% Notes due 2026) (incorporated by reference to Exhibit 4.2 to the Form 8-K filed on June 23, 2021)
(e)
Form of Dividend Reinvestment Plan (incorporated by reference to Exhibit 13(d) to the pre-effective amendment to the Registration Statement on Form N-14 (File No. 333-212817) filed on September 26, 2016)

(g)
Investment Management Agreement, dated as of September 27, 2016, by and between the Registrant and Great Elm Capital Management, Inc. (“GECM”) (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on November 7, 2016)

(j)	Custody Agreement, dated as of January 2, 2020, by and between the Registrant and U.S. Bank National Association (incorporated by reference to Exhibit 10.1 to the Form 10-Q filed on May 11, 2020)
(k)(1)	Form of Trademark License Agreement (incorporated by reference to Exhibit 13(b) to the Registration Statement on Form N-14 (File No. 3330212817) filed on August 1, 2016)
(k)(2)	Administration Agreement, dated as of September 27, 2016, by and between the Registrant and GECM (incorporated by reference to Exhibit 10.2 to the Form 8-K filed on November 7, 2016)

Exhibit Number	Description
(k)(3)	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Form 8-K filed on November 7, 2016)
(k)(4)	Loan, Guarantee and Security Agreement, dated May 5, 2021, between the Registrant and City National Bank (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on May 6, 2021)
(l)(1)	Opinion of Venable LLP (incorporated by reference to Exhibit (l)(1) to the Registration Statement on Form N-2 (File No. 333-259701) filed on September 21, 2021)
(n)(1)*	Consent of Deloitte & Touche LLP, Independent Registered Accounting Firm
(n)(2)	Consent of Venable LLP (included in Exhibit (l)(1))
(n)(3)	Power of Attorney (incorporated by reference to the signature page to the Registration Statement on Form N-2 (File No. 333-259701) filed on September 21, 2021)
(r)(1)	Code of Ethics of Registrant (incorporated by reference to Exhibit 14.1 to the Form 10-K filed on March 30, 2017)
(r)(2)	Code of Ethics of GECM (incorporated by reference to Exhibit 14.2 to the Form 10-K filed on March 30, 2017)
*	Filed herewith
The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.
Item 26.	Marketing Arrangements
None.
Item 27.	Other Expenses of Issuance and Distribution**
SEC registration fee	$3,468
Nasdaq Global Select Additional Listing Fees	0
Accounting fees and expenses	7,500
Legal fees and expenses	75,000
Printing and engraving	15,000
Miscellaneous fees and expenses	15,000
Total	$115,968
**	These amounts (other than the SEC registration fee and Nasdaq fee) are estimates.
Item 28.	Persons Controlled by or Under Common Control
Entity	Ownership	Jurisdiction of Organization
PE Facility Solutions, LLC	87%	Delaware
Prestige Capital Finance, LLC	80%	Delaware

Item 29.	Number of Holders of Securities
The following table sets forth the number of record holders of our securities at June 30, 2021.
Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	11
6.50% Notes due 2022**	1
6.75% Notes due 2025	1
6.50% Notes due 2024	1
5.875% Notes due 2026	1
**	The 6.50% Notes due 2022 were redeemed in full on July 23, 2021.
Item 30.	Indemnification
Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s bylaws.
Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”).
The Registrant’s charter authorizes the Registrant, and the Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and who is made, or threatened to be made, a party to, or witness in the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the Investment Company Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Investment Adviser and Administrator
The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Investment Management Agreement or otherwise as an investment adviser of the Registrant.
The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Administration Agreement or otherwise as administrator for the Registrant.
The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the Investment Company Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.
Item 31.	Business and Other Connections of Investment Adviser
For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of GECM, reference is made to GECM’s Form ADV, filed with the SEC under the Investment Advisers Act of 1940, as amended, and incorporated herein by reference upon filing.
Item 32.	Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:
1.	the Registrant, 800 South Street, Suite 230, Waltham, Massachusetts 02453;
2.	the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219;

3.	the Custodian, U.S. Bank National Association located at One Federal Street, Third Floor, Boston, Massachusetts 02110; and
4.	GECM, 800 South Street, Suite 230, Waltham, Massachusetts 02453.
Item 33.	Management Services
Not applicable.
Item 34.	Undertakings
The Registrant undertakes:
1.	Not applicable.
2.	Not applicable.
3. (a)	Not applicable.
(b)
That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(d)	Not applicable.
(e)	Not applicable.
4. (a)
For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)
For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and cap of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.
The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.
To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, and the Commonwealth of Massachusetts, on October 22, 2021.
GREAT ELM CAPITAL CORP.

By:	/s/ Peter A. Reed
Name:	Peter A. Reed
Title:	Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of October 22, 2021.
Name	Capacity
/s/ Peter A. Reed	Chief Executive Officer and Director (Principal Executive Officer)
Peter A. Reed

/s/ Keri Davis	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Keri Davis

*	Director
Mark Kuperschmid

*	Director
Randall Revell Horsey

*	Director
Michael C. Speller

*	Director
Erik A. Falk
*By:	/s/ Peter A. Reed
Peter A. Reed Attorney-in-fact